                                                                 Exhibit (17)(2)


-------------------------------------------------------------------------------








                                   KENT FUNDS
                                   PROSPECTUS

                                  MAY 1, 1998










                          KENT GROWTH AND INCOME FUND
                             KENT INDEX EQUITY FUND
                         KENT SMALL COMPANY GROWTH FUND
                         KENT INTERNATIONAL GROWTH FUND
                                KENT INCOME FUND
                          KENT INTERMEDIATE BOND FUND
                           KENT SHORT TERM BOND FUND
                           KENT TAX-FREE INCOME FUND
                        KENT INTERMEDIATE TAX-FREE FUND
                       KENT MICHIGAN MUNICIPAL BOND FUND
                        KENT LIMITED TERM TAX-FREE FUND
                             KENT MONEY MARKET FUND
                       KENT GOVERNMENT MONEY MARKET FUND
                   KENT MICHIGAN MUNICIPAL MONEY MARKET FUND









                                     [LOGO]

                                   KENT FUNDS





-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

HIGHLIGHTS
What are the key facts regarding the Funds?.................   2

FINANCIAL INFORMATION
What are the Funds' fees and expenses?......................   4

FINANCIAL HIGHLIGHTS........................................   8

FUND CHOICES
What Funds are offered?.....................................  36
What instruments do the Funds invest in?....................  40
What are the risks of investing in the Funds?...............  44

PERFORMANCE
How is the Funds' performance calculated?...................  46
Where can I obtain performance data?........................  46

EXPENSE INFORMATION
What are the Funds' expenses?...............................  47

PURCHASES OF SHARES
Who may want to invest in the Funds?........................  48
When can I purchase shares?.................................  48
What is the minimum required investment?....................  48
How can I purchase shares?..................................  49
What price do I pay for shares?.............................  51

REDEMPTIONS (SALES) OF SHARES
When can I redeem shares?...................................  51
How can I redeem shares?....................................  51
What price do I receive for shares?.........................  52
When will I receive redemption money?.......................  52

STRUCTURE AND MANAGEMENT OF THE FUNDS
How are the Funds structured?...............................  53
Who manages and services the Funds?.........................  53
What are my rights as a Fund shareholder?...................  54

DIVIDENDS, DISTRIBUTIONS AND TAXES
When will I receive distributions from the Funds?...........  55
How will distributions be made?.............................  55
What are the tax implications of my investments in the
  Funds?....................................................  55

ADDITIONAL INFORMATION
Where do I get additional information about my account and
  the Funds?................................................  56

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD KENT BANK OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. LYON STREET ASSET MANAGEMENT COMPANY, A WHOLLY-OWNED SUBSIDIARY OF OLD KENT BANK, RECEIVES FEES FROM THE FUNDS FOR ADVISORY SERVICES.

                                   KENT FUNDS
                                P.O. Box 182201
                           Columbus, Ohio 43218-2201
                             1-800-633-KENT (5368)
                          Prospectus dated May 1, 1998

THIS PROSPECTUS DESCRIBES THE FOLLOWING FUNDS (THE "FUNDS") OFFERED BY THE KENT
                              FUNDS (THE "TRUST"):

KENT GROWTH AND INCOME FUND seeks long-term capital growth with current income as a secondary objective by principally investing in common stock of U.S. companies with a net capitalization of at least $100 million which are listed on the New York Stock Exchange ("NYSE").

KENT INDEX EQUITY FUND seeks investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

KENT SMALL COMPANY GROWTH FUND seeks long-term capital appreciation by principally investing in companies whose securities are traded in the U.S. securities markets and whose market capitalizations are less than $1 billion.

KENT INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by principally investing in equity securities of issuers located in at least three foreign countries.

KENT INCOME FUND seeks a high level of current income, consistent with the preservation of capital, through investments in a broad range of investment quality debt securities. The Fund maintains a dollar-weighted average maturity between seven and twenty years.

KENT INTERMEDIATE BOND FUND seeks current income, consistent with the preservation of capital, through investments in a broad range of investment quality debt securities. The Fund maintains a dollar-weighted average maturity between three and ten years.

KENT SHORT TERM BOND FUND seeks current income, consistent with the preservation of capital, through investments in a limited range of investment quality fixed income securities. The Fund maintains a dollar-weighted average maturity between one and three years.

KENT TAX-FREE INCOME FUND seeks to provide as high a level of current income exempt from Federal income tax as is consistent with prudent investing, while preserving capital. The Fund maintains a dollar-weighted average maturity between ten and twenty-five years.

KENT INTERMEDIATE TAX-FREE FUND seeks current income exempt from Federal income tax, while preserving capital. The Fund maintains a dollar-weighted average maturity between three and ten years.

KENT MICHIGAN MUNICIPAL BOND FUND seeks current income exempt from Federal and Michigan state personal income taxes, while preserving capital. The Fund maintains a dollar-weighted average maturity of between three and five years.

KENT LIMITED TERM TAX-FREE FUND seeks current income exempt from Federal income tax, while preserving capital. The Fund maintains a dollar-weighted average maturity between one and three years.

KENT MONEY MARKET FUND seeks current income while preserving capital and maintaining liquidity.

KENT GOVERNMENT MONEY MARKET FUND seeks current income from short-term United States Government securities while preserving capital and maintaining liquidity.

KENT MICHIGAN MUNICIPAL MONEY MARKET FUND seeks current income, exempt from Federal and Michigan state personal income taxes, while preserving capital and maintaining liquidity.

This Prospectus contains information that you should know before investing. Please read and retain this Prospectus for future reference. The Trust has filed a Statement of Additional Information ("SAI") dated May 1, 1998 with the Securities and Exchange Commission (the "Commission"), which, as supplemented from time to time, is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site (http://www.sec.gov) that contains the SAI and other information regarding issuers, such as the Trust, that file electronically with the Commission. For a free copy of the SAI, or for other information about the Funds, write to the address or call the telephone number listed above.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND WHILE EACH MONEY MARKET FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO. THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. AS A RESULT, AN INVESTMENT IN SUCH FUND MAY ENTAIL MORE RISKS THAN AN INVESTMENT IN ANOTHER TYPE OF MONEY MARKET FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   HIGHLIGHTS

  ----------------------------------------------------------------------------
                  WHAT ARE THE KEY FACTS REGARDING THE FUNDS?

Q: What types of funds are offered by the Trust?

A: The Trust is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This prospectus describes each of the fourteen Funds that are offered by the
Trust: the Growth and Income Fund, Index Equity Fund, Small Company Growth Fund and International Growth Fund (the "Equity Funds"); the Income Fund, Intermediate Bond Fund and Short Term Bond Fund (the "Bond Funds"); the Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund and Limited Term Tax-Free Fund (the "Municipal Bond Funds"); and the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund (the "Money Market Funds"). For a detailed description of the Funds, see "Fund Choices -- What Funds are Offered?"

Q: Who advises the Funds?

A: The Funds are managed by Lyon Street Asset Management Company ("Lyon Street"), a wholly-owned subsidiary of Old Kent Bank ("Old Kent"), which, in turn, is a wholly-owned subsidiary of Old Kent Financial Corporation ("OKFC"). OKFC is a financial services company with total assets as of December 31, 1997 of approximately $13.8 billion. See "Structure and Management of the Funds -- Who Manages and Services the Funds?"

Q: What advantages do the Funds offer?

A: The Funds offer investors the opportunity to invest in a variety of professionally managed diversified investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of fourteen mutual funds should your investment goals change.

Q: How does someone buy and redeem shares?

A: The Funds are distributed by BISYS Fund Services ("BISYS" or the "Distributor") and are sold in two classes: Investment Shares and Institutional Shares. Investment Shares can be purchased from any broker-dealer or financial institution which has entered into a dealer agreement with the Distributor, or by completing an application and mailing it directly to the Trust with a check, payable to the appropriate Fund, for $1,000 or more, or $100 or more for Individual Retirement Accounts ("IRAs"). Institutional Shares are offered to financial and other institutions for the benefit of fiduciary, agency or custodial accounts. The minimum initial aggregate investment for Institutional Shares is $100,000. The Trust may waive the minimum purchase requirements in certain instances. See "Purchases of Shares." For information on how to redeem your shares, see "Redemptions (Sales) of Shares."

Q: When are dividends paid?

A: Dividends of each Fund's net investment income are declared and paid monthly, except for (i) the Money Market Funds, which declare dividends daily and pay them monthly and (ii) the International Growth Fund, which declares and pays dividends annually. Net realized capital gains of the Funds are distributed at least annually. See "Dividends, Distributions and Taxes."

Q: What shareholder privileges are offered by the Trust?

A: Investors may exchange shares of a Fund having a value of at least $100 for shares of the same class of any other Fund in which the investor has an existing account. In addition, the Trust offers traditional IRAs, Roth IRAs and Education IRAs, which can be established by contacting the Trust's Distributor. The Trust also offers an

Automatic Investment Program which allows investors to automatically invest in Investment Shares on a monthly basis. See "Purchases of Shares -- How Can I Purchase Shares?"

Q: What are the potential risks presented by the Funds' investment practices?

A: Investing in the Funds involves the risks common to any investment in securities. With respect to the Equity, Bond and Municipal Bond Funds, the net asset value ("NAV") of Fund shares will fluctuate with changes in the market value of each Fund's portfolio securities. With respect to the Money Market Funds, each Fund seeks to maintain a stable net asset value per share of $1.00, although there is no assurance that they will be able to do so.

The Equity Funds will invest principally in common stocks, which have historically presented greater potential for capital appreciation than fixed income securities, but do not provide the same protection of capital or assurance of income. The Small Company Growth Fund will primarily invest in the stocks of smaller companies which tend to present increased risk and are subject to greater price volatility. The Growth and Income Fund and International Growth Fund may also invest from time to time in securities issued by smaller companies. In addition, the International Growth Fund and, to a lesser extent, certain other Funds will invest in foreign securities which may be subject to certain risks in addition to those inherent in U.S. investments, including the possible imposition of exchange control regulation, freezes on convertibility of currency and adverse changes in foreign currency exchange rates.

The market value of fixed income securities, which will constitute substantially all of the investments of the Bond, Municipal Bond and Money Market Funds, will generally vary inversely with changes in prevailing interest rates. Longer term bond funds are generally more sensitive to interest rate changes than shorter term bond funds. The value of some fixed income securities (such as collateralized mortgage obligations, "stripped" securities and structured notes) may be more volatile than other types of securities. The performance of the Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund will be closely tied to the economic and political conditions in the State of Michigan.

For a complete description of the risks associated with each Fund, see "Fund Choices -- What Instruments do the Funds Invest In?" and " -- What are the Risks of Investing in the Funds?"

                             FINANCIAL INFORMATION

  ----------------------------------------------------------------------------
                     WHAT ARE THE FUNDS' FEES AND EXPENSES?

The purpose of the following tables is to assist you in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. See "Expense Information" for more information regarding such costs and expenses.

                                  EQUITY FUNDS

--------------------------------------------------------------------------------------------------------
                                        GROWTH AND      INDEX EQUITY    SMALL COMPANY    INTERNATIONAL
                                       INCOME FUND          FUND         GROWTH FUND      GROWTH FUND
                                     -------------------------------------------------------------------
                                     Invest- Institu- Invest- Institu- Invest- Institu- Invest- Institu-
                                      ment    tional   ment    tional   ment    tional   ment    tional
                                     Shares   Shares  Shares   Shares  Shares   Shares  Shares   Shares
--------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------
 Maximum Sales Charge on Purchases   None    None     None     None    None     None    None     None
--------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average
   net assets)(1)
--------------------------------------------------------------------------------------------------------
 Management Fees                     0.70%   0.70%    0.27%   0.27%    0.70%   0.70%    0.75%   0.75%
   (after fee waivers)(2)
--------------------------------------------------------------------------------------------------------
 12b-1 Fees(3)                       0.25%   None     0.25%    None    0.25%    None    0.25%    None
--------------------------------------------------------------------------------------------------------
 Other Expenses                      0.22%   0.22%    0.16%   0.16%    0.23%   0.23%    0.30%   0.30%
   (after fee waivers)(2)
--------------------------------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES       1.17%   0.92%    0.68%   0.43%    1.18%   0.93%    1.30%   1.05%
   (after fee waivers)(2)
--------------------------------------------------------------------------------------------------------

(1) Expense ratios for each Fund are based on amounts incurred for the fiscal year ended December 31, 1997. Sweep, trustee, agency, custody and certain other fees charged by Old Kent and its affiliates to their customers who own shares of the Funds are not reflected in the fee table.

(2) In the case of the Growth and Income Fund, Small Company Growth Fund and International Growth Fund, a voluntary waiver of a portion of such Funds' administration fee has been reflected. Absent such waiver, Other Expenses and Total Fund Operating Expenses would be 0.23% and 1.18%, respectively, for the Investment Shares of the Growth and Income Fund, 0.23% and 0.93%, respectively, for the Institutional Shares of the Growth and Income Fund, 0.24% and 1.19%, respectively, for the Investment Shares of the Small Company Growth Fund, 0.24% and 0.94%, respectively, for the Institutional Shares of the Small Company Growth Fund, 0.31% and 1.31%, respectively, for the Investment Shares of the International Growth Fund, and 0.31% and 1.06%, respectively, for the Institutional Shares of the International Growth Fund. In the case of the Index Equity Fund, voluntary waivers of a portion of such Fund's investment advisory fee and administration fee have been reflected. Absent such waivers, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.30%, 0.24% and 0.79%, respectively, for such Fund's Investment Shares and 0.30%, 0.24% and 0.54%, respectively, for such Fund's Institutional Shares.

(3) As a result of the payment of 12b-1 fees, long-term Investment class shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) 5% annual return and (ii) redemption at the end of each period:

--------------------------------------------------------------------------------------------------------
                                        GROWTH AND      INDEX EQUITY    SMALL COMPANY    INTERNATIONAL
                                       INCOME FUND          FUND         GROWTH FUND      GROWTH FUND
                                     -------------------------------------------------------------------
                                     Invest- Institu- Invest- Institu- Invest- Institu- Invest- Institu-
                                      ment    tional   ment    tional   ment    tional   ment    tional
                                     Shares   Shares  Shares   Shares  Shares   Shares  Shares   Shares
--------------------------------------------------------------------------------------------------------
 One Year After Purchase              $12     $9       $7       $4      $12      $9      $13     $11
--------------------------------------------------------------------------------------------------------
 Three Years After Purchase           $37     $29      $22     $14      $37     $30      $41     $33
--------------------------------------------------------------------------------------------------------
 Five Years After Purchase            $64     $51      $38     $24      $65     $51      $71     $58
--------------------------------------------------------------------------------------------------------
 Ten Years After Purchase            $142    $113      $85     $54     $143     $114    $157     $128
--------------------------------------------------------------------------------------------------------

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR EXPENSES. ACTUAL INVESTMENT RETURN AND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                                   BOND FUNDS

---------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE      SHORT TERM
                                                         INCOME FUND       BOND FUND        BOND FUND
                                                       --------------------------------------------------
                                                       Invest- Institu- Invest- Institu- Invest- Institu-
                                                        ment    tional   ment    tional   ment    tional
                                                       Shares   Shares  Shares   Shares  Shares   Shares
---------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
 Maximum Sales Charge on Purchases                     None    None     None     None    None    None
---------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)(1)
---------------------------------------------------------------------------------------------------------
 Management Fees                                       0.60%   0.60%    0.55%   0.55%    0.50%   0.50%
---------------------------------------------------------------------------------------------------------
 12b-1 Fees                                            0.25%   None     0.25%    None    0.15%   None
   (after fee waivers)(2, 3)
---------------------------------------------------------------------------------------------------------
 Other Expenses                                        0.22%   0.22%    0.20%   0.20%    0.23%   0.22%
   (after fee waivers)(3)
---------------------------------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES                         1.07%   0.82%    1.00%   0.75%    0.88%   0.72%
   (after fee waivers)(3)
---------------------------------------------------------------------------------------------------------

(1) Expense ratios for each Fund are based on amounts incurred for the fiscal year ended December 31, 1997. Sweep, trustee, agency, custody and certain other fees charged by Old Kent and its affiliates to their customers who own shares of the Funds are not reflected in the fee table.

(2) As a result of the payment of 12b-1 fees, long-term Investment class shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(3) In the case of the Income Fund and Intermediate Bond Fund, a voluntary waiver of a portion of such Funds' administration fee has been reflected. Absent such waiver, Other Expenses and Total Fund Operating Expenses would be 0.23% and 1.08%, respectively, for the Investment Shares of the Income Fund, 0.23% and 0.83%, respectively, for the Institutional Shares of the Income Fund, 0.21% and 1.01%, respectively, for the Investment Shares of the Intermediate Bond Fund, and 0.21% and 0.76%, respectively, for the Institutional Shares of the Intermediate Bond Fund. In the case of the Short Term Bond Fund, voluntary waivers of a portion of such Fund's 12b-1 fee for the Investment Shares and administration fee have been reflected. Absent such waivers, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses would be 0.25%, 0.24% and 0.99%, respectively, for such Fund's Investment Shares and Other Expenses and Total Fund Operating Expenses would be 0.23% and 0.73%, respectively, for such Fund's Institutional Shares.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) 5% annual return and (ii) redemption at the end of each period:

---------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE      SHORT TERM
                                                         INCOME FUND       BOND FUND        BOND FUND
                                                       --------------------------------------------------
                                                       Invest- Institu- Invest- Institu- Invest- Institu-
                                                        ment    tional   ment    tional   ment    tional
                                                       Shares   Shares  Shares   Shares  Shares   Shares
---------------------------------------------------------------------------------------------------------
 One Year After Purchase                                $11     $8       $10      $8      $9      $7
---------------------------------------------------------------------------------------------------------
 Three Years After Purchase                             $34     $26      $32     $24      $28     $23
---------------------------------------------------------------------------------------------------------
 Five Years After Purchase                              $59     $46      $55     $42      $49     $40
---------------------------------------------------------------------------------------------------------
 Ten Years After Purchase                              $131    $101     $122     $93     $108     $89
---------------------------------------------------------------------------------------------------------

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR EXPENSES. ACTUAL INVESTMENT RETURN AND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              MUNICIPAL BOND FUNDS

-----------------------------------------------------------------------------------------------------------
                                         TAX-FREE       INTERMEDIATE   MICHIGAN MUNICIPAL    LIMITED TERM
                                       INCOME FUND     TAX-FREE FUND        BOND FUND       TAX-FREE FUND
                                     ----------------------------------------------------------------------
                                     Invest- Institu- Invest- Institu-  Invest-  Institu-  Invest- Institu-
                                      ment    tional   ment    tional    ment     tional    ment    tional
                                     Shares   Shares  Shares   Shares   Shares    Shares   Shares   Shares
-----------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------------------------
 Maximum Sales Charge on Purchases   None    None     None     None     None      None     None     None
-----------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
   assets)(1)
-----------------------------------------------------------------------------------------------------------
 Management Fees                     0.55%   0.55%    0.50%   0.50%    0.45%     0.45%     0.45%   0.45%
-----------------------------------------------------------------------------------------------------------
 12b-1 Fees                          0.25%   None     0.25%    None    0.15%      None     0.15%    None
   (after fee waivers)(2, 3)
-----------------------------------------------------------------------------------------------------------
 Other Expenses                      0.24%   0.24%    0.22%   0.22%    0.24%     0.24%     0.33%   0.31%
   (after fee waivers)(3)
-----------------------------------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES       1.04%   0.79%    0.97%   0.72%    0.84%     0.69%     0.93%   0.76%
   (after fee waivers)(3)
-----------------------------------------------------------------------------------------------------------

(1) Expense ratios for each Fund are based on amounts incurred for the fiscal year ended December 31, 1997. Sweep, trustee, agency, custody and certain other fees charged by Old Kent and its affiliates to their customers who own shares of the Funds are not reflected in the fee table.

(2) As a result of the payment of 12b-1 fees, long-term Investment class shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(3) In the case of the Tax-Free Income Fund and Intermediate Tax-Free Fund, a voluntary waiver of a portion of such Funds' administration fee has been reflected. Absent such waiver, Other Expenses and Total Fund Operating Expenses would be 0.25% and 1.05%, respectively, for the Investment Shares of the Tax-Free Income Fund, 0.25% and 0.80%, respectively, for the Institutional Shares of the Tax-Free Income Fund, 0.23% and 0.98%, respectively, for the Investment Shares of the Intermediate Tax-Free Fund, and 0.23% and 0.73%, respectively, for the Institutional Shares of the Intermediate Tax-Free Fund. In the case of the Michigan Municipal Bond Fund and Limited Term Tax-Free Fund, voluntary waivers of a portion of such Funds' 12b-1 fee for the Investment Shares and administration fee have been reflected. Absent such waivers, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses would be 0.25%, 0.25% and 0.95%, respectively, for the Investment Shares of the Michigan Municipal Bond Fund and 0.25%, 0.34% and 1.04%, respectively, for the Investment Shares of the Limited Term Tax-Free Fund, and Other Expenses and Total Fund Operating Expenses would be 0.25% and 0.70%, respectively, for the Institutional Shares of the Michigan Municipal Bond Fund and 0.32% and 0.77%, respectively, for the Institutional Shares of the Limited Term Tax-Free Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) 5% annual return and (ii) redemption at the end of each period:

-----------------------------------------------------------------------------------------------------------
                                         TAX-FREE       INTERMEDIATE   MICHIGAN MUNICIPAL    LIMITED TERM
                                       INCOME FUND     TAX-FREE FUND        BOND FUND       TAX-FREE FUND
                                     ----------------------------------------------------------------------
                                     Invest- Institu- Invest- Institu-  Invest-  Institu-  Invest- Institu-
                                      ment    tional   ment    tional    ment     tional    ment    tional
                                     Shares   Shares  Shares   Shares   Shares    Shares   Shares   Shares
-----------------------------------------------------------------------------------------------------------
 One Year After Purchase              $11     $8       $10      $7       $9        $7       $9       $8
-----------------------------------------------------------------------------------------------------------
 Three Years After Purchase           $33     $25      $31     $23      $27       $22       $30     $24
-----------------------------------------------------------------------------------------------------------
 Five Years After Purchase            $57     $44      $54     $40      $47       $38       $51     $42
-----------------------------------------------------------------------------------------------------------
 Ten Years After Purchase            $127     $98     $119     $89      $104      $86      $114     $94
-----------------------------------------------------------------------------------------------------------

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR EXPENSES. ACTUAL INVESTMENT RETURN AND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               MONEY MARKET FUNDS

-------------------------------------------------------------------------------------------------------------
                                                         MONEY MARKET   GOVERNMENT MONEY  MICHIGAN MUNICIPAL
                                                             FUND          MARKET FUND     MONEY MARKET FUND
                                                       ------------------------------------------------------
                                                       Invest- Institu- Invest-  Institu-  Invest-  Institu-
                                                        ment    tional    ment    tional    ment     tional
                                                       Shares   Shares   Shares   Shares   Shares    Shares
-------------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge on Purchases                     None     None    None     None      None      None
-------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)(1)
-------------------------------------------------------------------------------------------------------------
 Management Fees                                       0.40%   0.40%    0.20%    0.20%    0.40%     0.40%
   (after fee waivers)(2)
-------------------------------------------------------------------------------------------------------------
 12b-1 Fees                                            None     None    None     None      None      None
-------------------------------------------------------------------------------------------------------------
 Other Expenses                                        0.12%   0.12%    0.15%    0.15%    0.12%     0.12%
   (after fee waivers)(2)
-------------------------------------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES                         0.52%   0.52%    0.35%    0.35%    0.52%     0.52%
   (after fee waivers)(2)
-------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the Money Market Fund and Michigan Municipal Money Market Fund are based on amounts incurred for the fiscal year ended December 31, 1997. The expense ratios for the Government Money Market Fund are estimates for the fiscal year ending December 31, 1998, after giving effect to waivers of certain expenses. Sweep, trustee, agency, custody and certain other fees charged by Old Kent and its affiliates to their customers who own shares of the Funds are not reflected in the fee table.

(2) In the case of the Money Market Fund and Michigan Municipal Money Market Fund, a voluntary waiver of a portion of such Funds' administration fee has been reflected. Absent such waiver, Other Expenses and Total Fund Operating Expenses would be 0.22% and 0.62%, respectively, for each class of the Money Market Fund and 0.23% and 0.63%, respectively, for each class of the Michigan Municipal Money Market Fund. In the case of the Government Money Market Fund, voluntary waivers of a portion of such Fund's investment advisory fee and administration fee have been reflected. Absent such waivers, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.40%, 0.29% and 0.69%, respectively, for each class of the Government Money Market Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) 5% annual return and (ii) redemption at the end of each period:

-------------------------------------------------------------------------------------------------------------
                                                         MONEY MARKET   GOVERNMENT MONEY  MICHIGAN MUNICIPAL
                                                             FUND          MARKET FUND     MONEY MARKET FUND
                                                       ------------------------------------------------------
                                                       Invest- Institu- Invest-  Institu-  Invest-  Institu-
                                                        ment    tional    ment    tional    ment     tional
                                                       Shares   Shares   Shares   Shares   Shares    Shares
-------------------------------------------------------------------------------------------------------------
 One Year After Purchase                                $5       $5      $4       $4        $5        $5
-------------------------------------------------------------------------------------------------------------
 Three Years After Purchase                             $17     $17      $11      $11      $17       $17
-------------------------------------------------------------------------------------------------------------
 Five Years After Purchase                              $29     $29      $20      $20      $29       $29
-------------------------------------------------------------------------------------------------------------
 Ten Years After Purchase                               $65     $65      $44      $44      $65       $65
-------------------------------------------------------------------------------------------------------------

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR EXPENSES. ACTUAL INVESTMENT RETURN AND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights presented below have been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements of the Funds containing the Financial Highlights for each of the five years in the period ended December 31, 1997 has been incorporated by reference into the Funds' SAI. These tables should be read in conjunction with the Funds' financial statements and the related notes. Additional information concerning the performance of the Funds is contained in their annual report. Both the SAI and the Funds' annual report can be obtained without charge by calling 1-800-633-KENT (5368).

                             GROWTH AND INCOME FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                 INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                              Year ended December 31,
                                                  -------------------------------------------------------------------------
                                                   1997         1996         1995         1994         1993        1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.81       $13.19       $10.46       $10.87       $10.29       $10.23
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                               0.21         0.26         0.30         0.32         0.27           **
Net realized and unrealized gains (losses) on
 investments and futures contracts                  3.02         2.15         3.26        (0.27)        0.93         0.06
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment Operations:           3.23         2.41         3.56         0.05         1.20         0.06
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                              (0.21)       (0.26)       (0.30)       (0.31)       (0.23)          --
In excess of net investment income                    --        (0.02)          --           **        (0.05)          --
Net realized gains on investments and futures
 contracts                                         (1.39)       (1.51)       (0.53)       (0.15)       (0.20)          --
In excess of net realized gains                       --           --           --           --        (0.14)          --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:                (1.60)       (1.79)       (0.83)       (0.46)       (0.62)          --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                       1.63         0.62         2.73        (0.41)        0.58         0.06
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     15.44       $13.81       $13.19       $10.46       $10.87       $10.29
============================================================================================================================
TOTAL RETURN(2)                                    23.89%       19.14%       34.61%        0.50%       11.81%        0.59%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)                $35,343      $15,063      $11,079       $8,005       $4,607       $  102
Ratios to average net assets:
 Ratio of expenses                                  1.17%        1.09%        1.18%        0.98%        1.22%        0.33%++
 Ratio of net investment income (loss)              1.31%        1.77%        2.48%        3.03%        2.43%       (0.88)%+
 Ratio of expenses*                                 1.18%        1.09%         ***          ***          ***          ***
 Ratio of net investment income (loss)*             1.30%        1.77%         ***          ***          ***          ***
Portfolio turnover rate(3)                            88%          39%          58%          28%          54%           0%
Average commission rate paid(4)                  $ 0.0571      $0.0539          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was December 1, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                             GROWTH AND INCOME FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  13.90      $  13.25      $  10.50      $  10.91      $  10.31       $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.25          0.30          0.33          0.31          0.27          0.06
Net realized and unrealized gains
 (losses) on investments and
 futures contracts                            3.04          2.16          3.28         (0.26)         0.95          0.31
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                3.29          2.46          3.61          0.05          1.22          0.37
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.25)        (0.30)        (0.33)        (0.31)        (0.27)        (0.06)
In excess of net investment income              --            --            --            **         (0.01)           **
Net realized gains on investments and
 futures contracts                           (1.39)        (1.51)        (0.53)        (0.15)        (0.34)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (1.64)        (1.81)        (0.86)        (0.46)        (0.62)        (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 1.65          0.65          2.75         (0.41)         0.60          0.31
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  15.55      $  13.90      $  13.25      $  10.50      $  10.91       $ 10.31
===========================================================================================================================
TOTAL RETURN                                 24.14%        19.47%        34.91%         0.51%        11.98%         3.68%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $697,973      $500,857      $401,371      $308,825      $180,864       $76,449
Ratios to average net assets:
 Ratio of expenses                            0.92%         0.95%         0.94%         0.98%         1.03%         0.19%++
 Ratio of net investment income               1.61%         2.18%         2.73%         3.04%         2.61%         3.51%+
 Ratio of expenses*                           0.93%         0.95%          ***           ***           ***           ***
 Ratio of net investment income*              1.60%         2.18%          ***           ***           ***           ***
Portfolio turnover rate(2)                      88%           39%           58%           28%           54%            0%
Average commission rate paid(3)           $  0.0571     $  0.0539           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                               INDEX EQUITY FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 14.72        $12.57        $10.70        $11.07        $10.44        $10.28
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.20          0.22          0.23          0.26          0.22            **
Net realized and unrealized gains
 (losses) on investments
 and futures contracts                        4.51          2.48          3.44         (0.17)         0.72          0.16
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                4.71          2.70          3.67          0.09          0.94          0.16
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.20)        (0.22)        (0.23)        (0.26)        (0.20)           --
In excess of net investment income           (0.01)        (0.01)           --            --         (0.03)           --
Net realized gains on investments and
 futures contracts                           (0.06)        (0.32)        (1.57)        (0.20)        (0.06)           --
In excess of net realized gains              (0.01)           --            --            --         (0.02)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.28)        (0.55)        (1.80)        (0.46)        (0.31)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 4.43          2.15          1.87         (0.37)         0.63          0.16
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 19.15        $14.72        $12.57        $10.70        $11.07        $10.44
===========================================================================================================================
TOTAL RETURN(2)                              32.24%        21.92%        35.81%         0.75%         9.09%         1.56%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)          $27,992        $9,925        $6,612        $4,736        $3,776         $  89
Ratios to average net assets:
 Ratio of expenses                            0.68%         0.74%         0.80%         0.60%         0.86%         0.12%++
 Ratio of net investment income               1.20%         1.67%         1.86%         2.30%         2.04%         1.03%+
 Ratio of expenses*                           0.79%         0.84%         0.81%         0.60%         0.86%         0.12%++
 Ratio of net investment income*              1.09%         1.57%         1.85%         2.30%         2.04%         1.03%+
Portfolio turnover rate(3)                       1%            2%            3%           50%            1%            0%
Average commission rate paid(4)            $ 0.0508       $0.0496           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
(1) The Investment Class date of initial public investment was November 25, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $14.71        $12.56        $10.68        $11.04        $10.41        $10.00
Income from Investment Operations:
Net investment income                         0.25          0.26          0.26          0.25          0.23          0.05
Net realized and unrealized gains
 (losses)
 on investments and futures contracts         4.50          2.47          3.44         (0.15)         0.71          0.41
---------------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                4.75          2.73          3.70          0.10          0.94          0.46
---------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.25)        (0.26)        (0.25)        (0.26)        (0.23)        (0.05)
In excess of net investment income              --            --            --            --            **            **
Net realized gains on investments and
 futures contracts                           (0.05)        (0.28)        (1.57)        (0.20)        (0.08)           --
In excess of net realized gains              (0.02)        (0.04)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.32)        (0.58)        (1.82)        (0.46)        (0.31)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 4.43          2.15          1.88         (0.36)         0.63          0.41
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $19.14        $14.71        $12.56        $10.68        $11.04        $10.41
=================================================================================================================================
TOTAL RETURN                                 32.55%        22.18%        36.23%         0.86%         9.11%         4.55%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)           $590,241      $243,438      $183,877      $245,550      $233,451      $153,431
Ratios to average net assets:
 Ratio of expenses                            0.43%         0.49%         0.56%         0.58%         0.65%         0.13%++
 Ratio of net investment income               1.44%         1.91%         2.14%         2.32%         2.18%         2.65%+
 Ratio of expenses*                           0.54%         0.59%         0.56%         0.58%         0.65%         0.13%++
 Ratio of net investment income*              1.33%         1.81%         2.14%         2.32%         2.18%         2.65%+
Portfolio turnover rate(2)                       1%            2%            3%           50%            1%            0%
Average commission rate paid(3)             $0.0508       $0.0496           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                           SMALL COMPANY GROWTH FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 15.61       $ 13.81       $ 11.98       $ 12.49       $ 10.86       $ 10.65
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations:
Net investment income                           --          0.07          0.07          0.10          0.08            **
Net realized and unrealized gains
 (losses) on investments and futures
 contracts                                    4.19          2.54          2.64         (0.11)         1.74          0.21
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) from Investment
   Operations:                                4.19          2.61          2.71         (0.01)         1.82          0.21
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                           --         (0.08)        (0.07)        (0.08)        (0.06)           --
In excess of net investment income           (0.04)        (0.01)           --         (0.01)        (0.03)           --
Net realized gains on investments and
 futures contracts                           (1.43)        (0.72)        (0.81)        (0.41)        (0.10)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (1.47)        (0.81)        (0.88)        (0.50)        (0.19)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 2.72          1.80          1.83         (0.51)         1.63          0.21
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 18.33        $15.61       $ 13.81        $11.98        $12.49       $ 10.86
===========================================================================================================================
TOTAL RETURN(2)                              27.71%        19.16%        23.47%        (0.08)%       16.84%         1.97%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)          $22,784       $14,436       $10,955        $8,433        $5,345       $    84
Ratios to average net assets:
 Ratio of expenses                            1.18%         1.21%         1.20%         0.98%         1.25%         0.27%++
 Ratio of net investment income (loss)       (0.01)%        0.53%         0.59%         0.79%         0.59%        (1.50)%+
 Ratio of expenses*                           1.19%         1.21%          ***           ***           ***           ***
 Ratio of net investment income (loss)*      (0.02)%        0.53%          ***           ***           ***           ***
Portfolio turnover rate(3)                      32%           16%           30%           20%           14%            1%
Average commission rate paid(4)            $ 0.0447      $ 0.0481           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was December 4, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  15.65      $  13.82      $  11.99      $  12.50      $  10.85       $ 10.00
Income from Investment Operations:
Net investment income                         0.04          0.12          0.10          0.10          0.08          0.02
Net realized and unrealized gains
 (losses) on investments and futures
 contracts                                    4.19          2.55          2.64         (0.10)         1.76          0.86
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                4.23          2.67          2.74            --          1.84          0.88
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.04)        (0.12)        (0.10)        (0.09)        (0.08)        (0.02)
In excess of net investment income           (0.02)           --            --         (0.01)        (0.01)        (0.01)
Net realized gains on investments and
 futures contracts                           (1.43)        (0.72)        (0.81)        (0.41)        (0.10)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (1.49)        (0.84)        (0.91)        (0.51)        (0.19)        (0.03)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 2.74          1.83          1.83         (0.51)         1.65          0.85
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  18.39      $  15.65      $  13.82      $  11.99      $  12.50       $ 10.85
===========================================================================================================================
TOTAL RETURN                                 27.94%        19.56%        23.75%        (0.06)%       17.04%         8.75%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $719,998      $544,081      $450,072      $304,179      $252,401       $95,999
Ratios to average net assets:
 Ratio of expenses                            0.93%         0.96%         0.97%         0.98%         1.06%         0.18%++
 Ratio of net investment income               0.24%         0.78%         0.83%         0.79%         0.74%         1.35%+
 Ratio of expenses*                           0.94%         0.96%           **            **            **            **
 Ratio of net investment income*              0.23%         0.78%           **            **            **            **
Portfolio turnover rate(2)                      32%           16%           30%           20%           14%            1%
Average commission rate paid(3)           $ 0.0447      $ 0.0481            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  During the period, there were no waivers and/or reimbursements.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                           INTERNATIONAL GROWTH FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 14.69       $ 14.13        $13.00        $12.81        $10.03        $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.08          0.12          0.14          0.14          0.13            **
Net realized and unrealized gains on
 investments and foreign currency             0.25          0.66          1.50          0.56          2.85          0.03
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                0.33          0.78          1.64          0.70          2.98          0.03
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.06)        (0.08)        (0.09)        (0.07)        (0.02)           --
In excess of net investment income           (0.09)           --         (0.11)        (0.03)        (0.09)           --
Net realized gains on investments and
 foreign currency                            (0.07)        (0.14)        (0.31)        (0.41)        (0.05)           --
In excess of net realized gains              (0.01)           --            --            --         (0.04)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.23)        (0.22)        (0.51)        (0.51)        (0.20)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.10          0.56          1.13          0.19          2.78          0.03
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 14.79       $ 14.69        $14.13        $13.00        $12.81        $10.03
===========================================================================================================================
TOTAL RETURN(2)                               2.25%         5.57%        12.86%         5.51%        29.67%         0.30%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)          $ 9,780       $ 8,799        $7,548        $6,539        $3,202        $   15
Ratios to average net assets:
 Ratio of expenses                            1.30%         1.34%         1.40%         1.25%         1.43%         0.20%++
 Ratio of net investment income (loss)        0.53%         0.74%         1.11%         0.81%         0.32%        (1.34)%+
 Ratio of expenses*                           1.31%         1.34%          ***           ***           ***           ***
 Ratio of net investment income (loss)*       0.52%         0.74%          ***           ***           ***           ***
Portfolio turnover rate(3)                       3%           13%            6%           20%            5%            0%
Average commission rate paid(4)            $0.0148       $0.0219            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was December 4, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  14.75      $  14.18     $   13.06     $   12.84      $  10.01       $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.11          0.13          0.13          0.12          0.09            **
Net realized and unrealized gains on
 investments and foreign currency             0.26          0.70          1.54          0.61          2.95          0.02
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                0.37          0.83          1.67          0.73          3.04          0.02
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.09)        (0.10)        (0.13)        (0.07)        (0.08)           --
In excess of net investment income           (0.06)        (0.02)        (0.11)        (0.03)        (0.04)        (0.01)
Net realized gains on investments and
 foreign currency                            (0.07)        (0.13)        (0.31)        (0.41)        (0.08)           --
In excess of net realized gains              (0.01)        (0.01)           --            --         (0.01)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.23)        (0.26)        (0.55)        (0.51)        (0.21)        (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.14          0.57          1.12          0.22          2.83          0.01
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  14.89      $  14.75     $  14.18       $  13.06      $  12.84       $ 10.01
===========================================================================================================================
TOTAL RETURN                                  2.54%         5.87%       13.00%          5.73%        30.32%         0.20%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $492,598      $387,799     $286,545       $178,186      $157,716       $81,105
Ratios to average net assets:
 Ratio of expenses                            1.05%         1.09%         1.17%         1.22%         1.33%         0.14%++
 Ratio of net investment income (loss)        0.80%         0.97%         1.35%         0.87%         0.86%        (0.28)%+
 Ratio of expenses*                           1.06%         1.09%          ***           ***           ***           ***
 Ratio of net investment income (loss)*       0.79%         0.97%          ***           ***           ***           ***
Portfolio turnover rate(2)                       3%           13%            6%           20%            5%            0%
Average commission rate paid(3)           $ 0.0148      $ 0.0219           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was December 4, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  INCOME FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT SHARES                             INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                           Year ended December 31,                         Year ended December 31,
                                    -------------------------------------           -------------------------------------
                                     1997           1996          1995(1)            1997           1996          1995(2)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $10.16         $10.82         $10.00          $  10.16       $  10.84       $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment
 Operations:
Net investment income                 0.63           0.66           0.52              0.68           0.66           0.55
Net realized and unrealized
 gains (losses) on investments        0.35          (0.56)          0.91              0.34          (0.56)          0.92
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                        0.98           0.10           1.43              1.02           0.10           1.47
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
 from:
Net investment income                (0.65)         (0.64)         (0.52)            (0.68)         (0.65)         (0.54)
In excess of net investment
 income                                 --          (0.09)            --                --          (0.10)            --
Net realized gain on investments     (0.20)         (0.03)         (0.09)            (0.20)         (0.03)         (0.09)
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and
   Distributions:                    (0.85)         (0.76)         (0.61)            (0.88)         (0.78)         (0.63)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value         0.13          (0.66)          0.82              0.14          (0.68)          0.84
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $10.29         $10.16         $10.82          $  10.30       $  10.16       $  10.84
===========================================================================================================================
TOTAL RETURN(3)                      10.19%          1.16%         14.63%++          10.55%          1.19%         15.05%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period
 (000's)                            $5,611         $2,722         $1,961          $229,778       $240,060       $126,056
Ratios to average net assets:
 Ratio of expenses                    1.07%          1.08%          1.14%+            0.82%          0.83%          0.91%+
 Ratio of net investment income       6.38%          6.31%          6.40%+            6.65%          6.57%          6.65%+
 Ratio of expenses*                   1.08%          1.08%            **              0.83%          0.83%            **
 Ratio of net investment income*      6.37%          6.31%            **              6.64%          6.57%            **
Portfolio turnover rate(4)              84%           102%            50%               84%           102%            50%
---------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**   During the period, there were no waivers and/or reimbursements.
(1)  The Investment Class date of initial public investment was March 22, 1995.
(2)  The Institutional Class commenced operations on March 20, 1995.
(3) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                             INTERMEDIATE BOND FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.78        $10.14        $ 9.32        $10.19        $10.03        $ 9.98
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations:
Net investment income                         0.57          0.58          0.61          0.57          0.47          0.03
Net realized and unrealized gains
 (losses) on investments                      0.15         (0.32)         0.82         (0.87)         0.34          0.02
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) from Investment
   Operations:                                0.72          0.26          1.43         (0.30)         0.81          0.05
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.57)        (0.57)        (0.61)        (0.54)        (0.46)           --
In excess of net investment income              --         (0.05)           --         (0.01)        (0.05)           --
Net realized gains on investments               --            --            --         (0.02)        (0.14)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.57)        (0.62)        (0.61)        (0.57)        (0.65)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.15         (0.36)         0.82         (0.87)         0.16          0.05
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.93         $9.78        $10.14         $9.32        $10.19        $10.03
===========================================================================================================================
TOTAL RETURN(2)                               7.62%         2.76%        15.76%        (3.01)%        8.19%         0.50%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)           $6,972        $7,327        $6,862        $9,196        $4,966        $  174
Ratios to average net assets:
 Ratio of expenses                            1.00%         1.02%         1.01%         0.81%         1.13%         0.16%++
 Ratio of net investment income               5.79%         5.92%         6.24%         5.94%         4.75%         4.94%+
 Ratio of expenses*                           1.01%         1.03%           **            **            **            **
 Ratio of net investment income*              5.78%         5.91%           **            **            **            **
Portfolio turnover rate(3)                     114%          135%          166%          124%          126%            1%
---------------------------------------------------------------------------------------------------------------------------

 +  Annualized.
++  Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was November 25, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    9.76      $  10.12      $   9.29     $   10.18     $   10.00      $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations:
Net investment income                         0.59          0.60          0.65          0.56          0.51          0.08
Net realized and unrealized gains
 (losses) on investments                      0.14         (0.32)         0.81         (0.88)         0.32            **
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) from Investment
   Operations:                                0.73          0.28          1.46         (0.32)         0.83          0.08
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.59)        (0.61)        (0.63)        (0.54)        (0.51)        (0.08)
In excess of net investment income              --         (0.03)           --         (0.01)           **            **
Net realized gains on investments               --            --            --         (0.02)        (0.14)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.59)        (0.64)        (0.63)        (0.57)        (0.65)        (0.08)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.14         (0.36)         0.83         (0.89)         0.18            --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $    9.90      $   9.76      $  10.12     $    9.29     $   10.18      $  10.00
===========================================================================================================================
TOTAL RETURN                                  7.80%         3.01%        16.18%       (3.19)%         8.42%         0.83%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)        $ 762,740      $769,395      $854,801     $ 977,865     $ 434,264      $203,129
Ratios to average net assets:
 Ratio of expenses                            0.75%         0.77%         0.77%         0.80%         0.85%         0.15%++
 Ratio of net investment income               6.03%         6.18%         6.50%         6.03%         5.03%         5.32%+
 Ratio of expenses*                           0.76%         0.78%          ***           ***           ***           ***
 Ratio of net investment income*              6.02%         6.17%          ***           ***           ***           ***
Portfolio turnover rate(2)                     114%          135%          166%          124%          126%            1%
---------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
***  During the period, there were no waivers and/or reimbursements.
(1)  The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              SHORT TERM BOND FUND

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.74        $ 9.95        $ 9.52        $ 9.91        $10.02        $ 9.99
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.57          0.59          0.52          0.47          0.38          0.02
Net realized and unrealized gains
 (losses) on investments                      0.02         (0.20)         0.44         (0.37)        (0.08)         0.01
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                0.59          0.39          0.96          0.10          0.30          0.03
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.59)        (0.54)        (0.53)        (0.48)        (0.41)           --
In excess of net investment income              --         (0.06)           --         (0.01)           --            --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.59)        (0.60)        (0.53)        (0.49)        (0.41)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                   --         (0.21)         0.43         (0.39)        (0.11)         0.03
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.74        $ 9.74        $ 9.95        $ 9.52        $ 9.91        $10.02
===========================================================================================================================
TOTAL RETURN(2)                               6.26%         4.06%        10.30%         1.01%         3.04%         0.30%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)           $7,433        $1,667        $1,634        $1,649        $1,427        $  111
Ratios to average net assets:
 Ratio of expenses                            0.88%         0.85%         0.91%         0.74%         1.24%         0.12%++
 Ratio of net investment income               5.75%         6.02%         5.40%         4.79%         3.91%         3.31%+
 Ratio of expenses*                           0.99%         0.96%           **            **            **            **
 Ratio of net investment income*              5.64%         5.91%           **            **            **            **
Portfolio turnover rate(3)                      89%           32%           75%           56%           50%            5%
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was December 4, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.75      $   9.96      $   9.52      $   9.91      $   9.99      $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.61          0.61          0.55          0.48          0.42          0.07
Net realized and unrealized gains
 (losses) on investments                        --         (0.21)         0.43         (0.38)        (0.09)        (0.01)
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                                0.61          0.40          0.98          0.10          0.33          0.06
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.61)        (0.61)        (0.54)        (0.49)        (0.41)        (0.07)
In excess of net investment income              --            --            --            **            --            **
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.61)        (0.61)        (0.54)        (0.49)        (0.41)        (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                   --         (0.21)         0.44         (0.39)        (0.08)        (0.01)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   9.75      $   9.75      $   9.96      $   9.52      $   9.91      $   9.99
===========================================================================================================================
TOTAL RETURN                                  6.42%         4.22%        10.53%         1.03%         3.36%         0.53%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $139,739      $235,430      $310,680      $176,765      $255,892      $186,124
Ratios to average net assets:
 Ratio of expenses                            0.72%         0.70%         0.77%         0.73%         0.81%         0.14%++
 Ratio of net investment income               6.04%         6.17%         5.60%         4.75%         4.24%         4.05%+
 Ratio of expenses*                           0.73%         0.70%          ***           ***           ***           ***
 Ratio of net investment income*              6.03%         6.17%          ***           ***           ***           ***
Portfolio turnover rate(2)                      89%           32%           75%           56%           50%            5%
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              TAX-FREE INCOME FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT SHARES                             INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                           Year ended December 31,                         Year ended December 31,
                                    -------------------------------------           ---------------------------------------
                                     1997           1996          1995(1)            1997           1996          1995(2)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $10.29         $10.52         $10.00          $  10.27       $  10.49       $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment
 Operations:
Net investment income                 0.42           0.41           0.31              0.45           0.46           0.36
Net realized and unrealized
 gains (losses) on investments
 and futures contracts                0.42          (0.05)          0.51              0.41          (0.06)          0.49
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                        0.84           0.36           0.82              0.86           0.40           0.85
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
 from:
Net investment income                (0.42)         (0.43)         (0.30)            (0.45)         (0.46)         (0.36)
In excess of net investment
 income                              (0.01)            --             --                --             --             --
Net realized gains on
 investments and futures
 contracts                           (0.03)         (0.12)            --             (0.03)         (0.16)            --
In excess of net realized gains         --          (0.04)            --                --             --             --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and
   Distributions:                    (0.46)         (0.59)         (0.30)            (0.48)         (0.62)         (0.36)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value         0.38          (0.23)          0.52              0.38          (0.22)          0.49
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $10.67         $10.29         $10.52          $  10.65       $  10.27       $  10.49
===========================================================================================================================
TOTAL RETURN(3)                       8.32%          3.53%          8.34%++           8.59%          3.92%          8.64%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period
 (000's)                            $1,712         $  936         $  529          $116,652       $109,948       $121,855
Ratios to average net assets:
 Ratio of expenses                    1.04%          1.07%          0.95%+            0.79%          0.82%          0.73%+
 Ratio of net investment income       4.05%          4.14%          4.25%+            4.32%          4.38%          4.44%+
 Ratio of expenses*                   1.05%          1.07%          1.17%+            0.80%          0.82%          0.91%+
 Ratio of net investment income*      4.04%          4.14%          4.03%+            4.31%          4.38%          4.26%+
Portfolio turnover rate(4)              16%            40%            10%               16%            40%            10%
---------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1)  The Investment Class date of initial public investment was March 22, 1995.
(2)  The Institutional Class commenced operations on March 20, 1995.
(3) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           INTERMEDIATE TAX-FREE FUND

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.42        $10.52        $ 9.74        $10.45        $10.04        $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations:
Net investment income                         0.43          0.42          0.42          0.40          0.36            **
Net realized and unrealized gains
 (losses) on investments                      0.26         (0.09)         0.79         (0.71)         0.46          0.04
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) from Investment
   Operations:                                0.69          0.33          1.21         (0.31)         0.82          0.04
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.43)        (0.41)        (0.42)        (0.39)        (0.33)           --
In excess of net investment income              --         (0.02)        (0.01)        (0.01)        (0.03)           --
Net realized gains on investments               --            --            --            --         (0.05)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.43)        (0.43)        (0.43)        (0.40)        (0.41)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.26         (0.10)         0.78         (0.71)         0.41          0.04
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.68        $10.42        $10.52        $ 9.74        $10.45        $10.04
===========================================================================================================================
TOTAL RETURN(2)                               6.80%         3.17%        12.66%        (3.03)%        8.29%         0.40%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)           $3,534        $3,368        $3,807        $4,505        $3,307        $   92
Ratios to average net assets:
 Ratio of expenses                            0.97%         0.98%         0.97%         0.79%         1.08%         0.10%++
 Ratio of net investment income               4.06%         4.09%         4.13%         3.99%         3.44%         1.37%+
 Ratio of expenses*                           0.98%         0.98%         0.97%         0.79%         1.08%         0.10%++
 Ratio of net investment income*              4.05%         4.09%         4.13%         3.99%         3.44%         1.37%+
Portfolio turnover rate(3)                      23%           35%            6%           36%           14%            0%
---------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++   Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**   Amount is less than $0.005.
(1) The Investment Class date of initial public investment was December 18, 1992.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                            INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.42      $  10.52      $   9.74      $  10.45      $  10.02       $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations:
Net investment income                         0.45          0.44          0.45          0.40          0.37          0.01
Net realized and unrealized gains
 (losses) on investments                      0.26         (0.08)         0.79         (0.71)         0.47          0.03
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) from Investment
   Operations:                                0.71          0.36          1.24         (0.31)         0.84          0.04
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                        (0.45)        (0.46)        (0.45)        (0.39)        (0.36)        (0.01)
In excess of net investment income              --            **         (0.01)        (0.01)           --         (0.01)
Net realized gains on investments               --            --            --            --         (0.05)           --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:          (0.45)        (0.46)        (0.46)        (0.40)        (0.41)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 0.26         (0.10)         0.78         (0.71)         0.43          0.02
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  10.68      $  10.42      $  10.52      $   9.74      $  10.45       $ 10.02
===========================================================================================================================
TOTAL RETURN                                  7.07%         3.41%        12.90%        (3.00)%        8.51%         0.40%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $275,641      $285,674      $283,733      $380,715      $135,862       $36,938
Ratios to average net assets:
 Ratio of expenses                            0.72%         0.73%         0.72%         0.78%         0.84%         0.11%++
 Ratio of net investment income               4.31%         4.34%         4.39%         4.07%         3.62%         1.77%+
 Ratio of expenses*                           0.73%         0.73%         0.72%         0.78%         0.84%         0.11%++
 Ratio of net investment income*              4.30%         4.34%         4.39%         4.07%         3.62%         1.77%+
Portfolio turnover rate(2)                      23%           35%            6%           36%           14%            0%
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
(1) The Institutional Class commenced operations on December 16, 1992.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          MICHIGAN MUNICIPAL BOND FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                     INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended December 31,
                                                          -----------------------------------------------------------------
                                                           1997          1996          1995          1994         1993(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.07        $10.11        $ 9.72        $10.08        $10.02
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                       0.39          0.38          0.37          0.35          0.21
Net realized and unrealized gains (losses)
 on investments                                             0.14         (0.05)         0.40         (0.34)         0.07
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment Operations:                   0.53          0.33          0.77          0.01          0.28
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                                      (0.40)        (0.35)        (0.37)        (0.34)        (0.21)
In excess of net investment income                            --         (0.02)        (0.01)        (0.03)           **
Net realized gains on investments                             --            --            --            --         (0.01)
In excess of net realized gains                               --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:                        (0.40)        (0.37)        (0.38)        (0.37)        (0.22)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                               0.13         (0.04)         0.39         (0.36)         0.06
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.20        $10.07        $10.11        $ 9.72        $10.08
===========================================================================================================================
TOTAL RETURN(2)                                             5.38%         3.36%         8.01%         0.16%         2.85%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)                         $4,413        $2,422        $1,900        $1,980        $  283
Ratios to average net assets:
 Ratio of expenses                                          0.84%         0.85%         0.83%         0.49%         0.25%+
 Ratio of net investment income                             3.88%         3.68%         3.68%         3.80%         3.43%+
 Ratio of expenses*                                         0.95%         0.95%         0.85%         0.68%         1.08%+
 Ratio of net investment income*                            3.77%         3.58%         3.67%         3.61%         2.60%+
Portfolio turnover rate(3)                                    13%           24%           42%           27%           10%
---------------------------------------------------------------------------------------------------------------------------

 +   Annualized
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**   Amount is less than $0.005.
(1)  The Investment Class date of initial public investment was on May 11, 1993.
(2) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                   INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended December 31,
                                                          -----------------------------------------------------------------
                                                           1997          1996          1995          1994         1993(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.08      $  10.12      $   9.72      $  10.06       $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                       0.41          0.39          0.39          0.37          0.23
Net realized and unrealized gains (losses) on
 investments                                                0.13         (0.04)         0.39         (0.34)         0.07
---------------------------------------------------------------------------------------------------------------------------
 Total Income from Investment Operations:                   0.54          0.35          0.78          0.03          0.30
---------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                                      (0.41)        (0.39)        (0.37)        (0.36)        (0.22)
In excess of net investment income                            --            --         (0.01)        (0.01)        (0.01)
Net realized gains on investments                             --            --            --            --         (0.01)
In excess of net realized gains                               --            --            --            --            **
---------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions:                        (0.41)        (0.39)        (0.38)        (0.37)        (0.24)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                               0.13         (0.04)         0.40         (0.34)         0.06
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  10.21      $  10.08      $  10.12      $   9.72       $ 10.06
===========================================================================================================================
TOTAL RETURN                                                5.52%         3.51%         8.20%         0.36%         3.06%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)                       $111,735      $152,623      $185,466      $118,485       $74,647
Ratios to average net assets:
 Ratio of expenses                                          0.69%         0.70%         0.69%         0.49%         0.24%+
 Ratio of net investment income                             4.04%         3.83%         3.81%         3.74%         3.34%+
 Ratio of expenses*                                         0.70%         0.70%         0.70%         0.74%         0.84%+
 Ratio of net investment income*                            4.03%         3.83%         3.80%         3.50%         2.74%+
Portfolio turnover rate(2)                                    13%           24%           42%           27%           10%
---------------------------------------------------------------------------------------------------------------------------

 +   Annualized
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**   Amount is less than $0.005.
(1)  The Institutional Class commenced operations on May 3, 1993.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           LIMITED TERM TAX-FREE FUND
                (For a share outstanding throughout each period)

----------------------------------------------------------------------------------------------
                                                          INVESTMENT SHARES
----------------------------------------------------------------------------------------------
                                                       Year ended December 31,
                                          ----------------------------------------------------
                                           1997          1996          1995         1994(1)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.20       $ 10.24       $  9.81       $  9.87
----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.38          0.37          0.37          0.06
Net realized and unrealized gains
 (losses) on investments                    0.08         (0.02)         0.44         (0.06)
----------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                              0.46          0.35          0.81            --
----------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                      (0.38)        (0.35)        (0.38)        (0.06)
In excess of net investment income            --         (0.03)           --            --
Net realized gains on investments          (0.05)        (0.01)           --            --
----------------------------------------------------------------------------------------------
 Total Dividends and Distributions:        (0.43)        (0.39)        (0.38)        (0.06)
----------------------------------------------------------------------------------------------
Net change in net asset value               0.03         (0.04)         0.43         (0.06)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 10.23       $ 10.20       $ 10.24       $  9.81
==============================================================================================
TOTAL RETURN(3)                             4.61%         3.51%         8.40%         0.03%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)        $   474       $   106       $    54       $     7
Ratios to average net assets:
 Ratio of expenses                          0.93%         0.87%         0.84%         0.87%+
 Ratio of net investment income             3.67%         3.69%         3.69%         3.86%+
 Ratio of expense*                          1.04%         0.97%         0.85%         0.98%+
 Ratio of net investment income*            3.56%         3.59%         3.69%         3.75%+
Portfolio turnover rate(4)                    29%           32%           51%           10%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------
                                                       Year ended December 31,
                                          -------------------------------------------------
                                           1997          1996          1995         1994(2)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.16       $ 10.22       $  9.80       $ 10.00
----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.40          0.39          0.39          0.13
Net realized and unrealized gains
 (losses) on investments                    0.08         (0.04)         0.42         (0.21)
----------------------------------------------------------------------------------------------
 Total Income from Investment
   Operations:                              0.48          0.35          0.81         (0.08)
----------------------------------------------------------------------------------------------
Less Dividends and Distributions from:
Net investment income                      (0.40)        (0.40)        (0.39)        (0.12)
In excess of net investment income            --            **            --            --
Net realized gains on investments          (0.05)        (0.01)           --            --
----------------------------------------------------------------------------------------------
 Total Dividends and Distributions:        (0.45)        (0.41)        (0.39)        (0.12)
----------------------------------------------------------------------------------------------
Net change in net asset value               0.03         (0.06)         0.42         (0.20)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 10.19       $ 10.16       $ 10.22       $  9.80
==============================================================================================
TOTAL RETURN(3)                             4.78%         3.54%         8.43%        (0.77)%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)        $36,023       $41,472       $55,347       $43,497
Ratios to average net assets:
 Ratio of expenses                          0.76%         0.75%         0.69%         0.79%+
 Ratio of net investment income             3.86%         3.84%         3.87%         3.81%+
 Ratio of expense*                          0.77%         0.75%         0.74%         0.96%+
 Ratio of net investment income*            3.85%         3.84%         3.82%         3.64%+
Portfolio turnover rate(4)                    29%           32%           51%           10%
----------------------------------------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**   Amount is less than $0.005.
(1) The Investment Class date of initial public investment was November 1, 1994.
(2)  The Institutional Class commenced operations on September 1, 1994.
(3) Calculation does not include sales charge that was previously applicable for Investment Shares. Such sales charge was discontinued as of May 1, 1997.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                               MONEY MARKET FUND
                (For a share outstanding throughout each period)

-------------------------------------------------------------------------------------------------------------------------
                                                                            INVESTMENT SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                         Year ended December 31,
                                          -------------------------------------------------------------------------------
                                           1997          1996          1995          1994          1993         1992(1)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.05          0.05          0.05          0.04          0.03            --
-------------------------------------------------------------------------------------------------------------------------
Less Dividends from:
Net investment income                      (0.05)        (0.05)        (0.05)        (0.04)        (0.03)           --
-------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 --            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
=========================================================================================================================
TOTAL RETURN                                5.23%         5.06%         5.56%         3.71%         2.67%         0.27%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)         $1,179        $  804        $1,227        $  369        $  593        $   11
Ratios to average net assets:
 Ratio of expenses                          0.52%         0.52%         0.55%         0.63%         0.63%         0.63%+
 Ratio of net investment income             5.11%         4.94%         5.41%         3.58%         2.63%         3.30%+
 Ratio of expenses*                         0.62%         0.62%         0.62%         0.68%         4.49%         0.68%+
 Ratio of net investment income (loss)*     5.01%         4.84%         5.33%         3.53%        (1.24)%        3.25%+
-------------------------------------------------------------------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) The Investment Class date of initial public investment was December 9, 1992.

                (For a share outstanding throughout each period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                         INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                        Year ended December 31,
                                          -----------------------------------------------------------------------------------
                                           1997           1996           1995           1994           1993          1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.05           0.05           0.05           0.04           0.03          0.03
--------------------------------------------------------------------------------------------------------------------------
Less Dividends from:
Net investment income                      (0.05)         (0.05)         (0.05)         (0.04)         (0.03)        (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                 --             --             --             --             --            --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00      $   1.00
==========================================================================================================================
TOTAL RETURN                                5.23%          5.06%          5.58%          3.75%          2.68%         3.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)       $474,378       $483,919       $424,815       $323,539       $359,624      $220,508
Ratios to average net assets:
 Ratio of expenses                          0.52%          0.52%          0.55%          0.60%          0.60%         0.60%
 Ratio of net investment income             5.11%          4.95%          5.45%          3.65%          2.65%         3.23%
 Ratio of expenses*                         0.62%          0.62%          0.63%          0.65%          0.68%         0.91%
 Ratio of net investment income*            5.01%          4.85%          5.37%          3.59%          2.57%         2.92%
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                                         INSTITUTIONAL SHARES
----------------------------------------------------------------
                                        Year ended December 31,
                                        ------------------------
                                           1991        1990(1)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.00       $ 1.00
----------------------------------------------------------------
Income from Investment Operations:
Net investment income                       0.06         0.01
----------------------------------------------------------------
Less Dividends from:
Net investment income                      (0.06)       (0.01)
----------------------------------------------------------------
Net change in net asset value                 --           --
----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 1.00       $ 1.00
================================================================
TOTAL RETURN                                5.65%        0.60%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)          $  28        $  23
Ratios to average net assets:
 Ratio of expenses                          0.60%        0.60%+
 Ratio of net investment income             5.53%        7.27%+
 Ratio of expenses*                         0.92%        1.02%+
 Ratio of net investment income*            5.21%        6.84%+
----------------------------------------------------------------

 +   Annualized.
++   Not Annualized.
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1)  The Institutional Class commenced operations on December 3, 1990.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          GOVERNMENT MONEY MARKET FUND
                (For a share outstanding throughout each period)

------------------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT SHARES            INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
                                                                    Period Ended                  Period Ended
                                                                December 31, 1997(1)          DECEMBER 31, 1997(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00                       $  1.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income                                                  0.03                          0.03
------------------------------------------------------------------------------------------------------------------
Less Dividends from:
Net investment income                                                  (0.03)                        (0.03)
------------------------------------------------------------------------------------------------------------------
Net change in net asset value                                             --                            --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $1.00                       $  1.00
==================================================================================================================
TOTAL RETURN                                                            3.06%++                       3.10%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)                                      $   2                       $94,624
Ratios to average net assets:
 Ratio of expenses                                                      0.43%+                        0.35%+
 Ratio of net investment income                                         5.17%+                        5.23%+
 Ratio of expenses*                                                     0.77%+                        0.69%+
 Ratio of net investment income*                                        4.83%+                        4.89%+
------------------------------------------------------------------------------------------------------------------

 +   Annualized
++   Not Annualized
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1)  The Fund commenced operations June 2, 1997.

                      MICHIGAN MUNICIPAL MONEY MARKET FUND
                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                            -------------------------------------------------------------------------------
                                             1997          1996          1995          1994          1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                         0.03          0.03          0.03          0.02          0.02            **
---------------------------------------------------------------------------------------------------------------------------
Less Dividends from:
Net investment income                        (0.03)        (0.03)        (0.03)        (0.02)        (0.02)           --
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset value                   --            --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
===========================================================================================================================
TOTAL RETURN                                  3.31%         3.11%         3.48%         2.38%         1.98%         0.03%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period (000's)           $  289        $  782        $1,603        $  379        $  149           ***
Ratios to average net assets:
 Ratio of expenses                            0.52%         0.54%         0.54%         0.63%         0.63%         0.00%+
 Ratio of net investment income               3.22%         3.06%         3.48%         2.47%         2.01%         2.92%+
 Ratio of expenses*                           0.63%         0.64%         0.62%         0.73%         3.77%         0.00%+
 Ratio of net investment income (loss)*       3.11%         2.96%         3.39%         2.37%        (1.13)%        2.92%+
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
**  Amount is less than $0.005.
*** Amount is less than $1,000.
(1) The Investment Class date of initial public investment was December 15, 1992.

                (For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended December 31,
                              ---------------------------------------------------------------------------------------------
                               1997          1996          1995          1994          1993          1992         1991(1)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00       $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------
Income from Investment
 Operations:
Net investment income           0.03          0.03          0.03          0.02          0.02          0.03          0.02
---------------------------------------------------------------------------------------------------------------------------
Less Dividends from:
Net investment income          (0.03)        (0.03)        (0.03)        (0.02)        (0.02)        (0.03)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net change in net asset
 value                            --            --            --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00       $  1.00       $  1.00
===========================================================================================================================
TOTAL RETURN                    3.31%         3.11%         3.50%         2.40%         2.00%         2.63%         2.37%++
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of period
 (000's)                    $211,682      $155,424      $145,215      $128,164      $183,366       $72,906       $49,618
Ratios to average net
 assets:
 Ratio of expenses              0.52%         0.54%         0.56%         0.60%         0.60%         0.60%         0.60%+
 Ratio of net investment
   income                       3.27%         3.06%         3.45%         2.33%         1.96%         2.56%         4.03%+
 Ratio of expenses*             0.63%         0.64%         0.65%         0.70%         0.69%         0.86%         0.77%+
 Ratio of net investment
   income*                      3.16%         2.96%         3.36%         2.23%         1.87%         2.29%         3.93%+
---------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++  Not Annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) The Institutional Class commenced operations on June 3, 1991.

                                  FUND CHOICES

  ----------------------------------------------------------------------------
                            WHAT FUNDS ARE OFFERED?

The Trust currently offers fourteen Funds, each of which is described below. Each Fund's investment objective is considered "fundamental" and may not be changed by a Fund without the approval of its shareholders. Unless expressly identified as "fundamental," the other investment policies described below, including the dollar-weighted average portfolio maturity range of each Bond and Municipal Bond Fund, are not considered "fundamental" and may be changed by the Trust's Board of Trustees without shareholder approval.

                                  EQUITY FUNDS

The Trust currently offers the four Equity Funds described below.

                             GROWTH AND INCOME FUND

OBJECTIVE: The Fund's primary objective is long-term capital growth with current income as a secondary goal.

PRINCIPAL INVESTMENTS: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in U.S. companies with at least $100 million in net capitalization which are listed on the NYSE or American Stock Exchange or are traded over the counter. The Fund intends to invest in companies which Lyon Street believes have potential primarily for capital growth and secondarily for income, and which may potentially provide a return greater than the S&P 500. Up to 10% of the Fund's assets may also be invested in foreign securities and American Depository Receipts ("ADRs"). A portion of the Fund's assets may be invested in preferred stock or bonds convertible into common stock. The Fund will purchase only convertible bonds having a rating in one of the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO") or those which, if not rated, are of comparable quality as determined by Lyon Street. Bonds in the fourth highest rating category may have speculative characteristics. The Fund expects to earn current income mainly from stock dividends and interest on convertible bonds.

                               INDEX EQUITY FUND

OBJECTIVE: The Fund seeks investment results which mirror the capital performance and dividend income of the S&P 500.

PRINCIPAL INVESTMENTS: The Fund invests in common stock issued by the companies comprising the S&P 500 in approximately the same proportions as which such companies comprise the S&P 500. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 stocks, or may be invested in stocks in different proportions than the S&P 500, especially when the Fund has a low level of assets. Lyon Street will generally try to match the industry composition of the S&P 500 exactly. The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least
0.95 (not accounting for expenses). A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P
500. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets and the level of the Fund's assets.

                           SMALL COMPANY GROWTH FUND

OBJECTIVE: The Fund seeks long-term capital appreciation by investing in equity securities of small companies.

PRINCIPAL INVESTMENTS: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in a diverse group of small U.S. companies, which are companies whose market capitalizations are less than $1 billion. The Fund intends to purchase common stock issued by each NYSE company that meets the above criteria. The amount of each NYSE company's common stock purchased will be based on the company's capitalization relative to all of the other eligible NYSE companies. Lyon Street may elect to exclude an eligible NYSE company from the Fund's portfolio if it believes the company is in financial difficulty. Lyon Street will consider selling a stock if the issuer's market capitalization increases to the point that it is ranked in the top half of all NYSE companies. The Fund may also purchase stocks which are listed on other U.S. securities exchanges or which are traded over the counter.

                           INTERNATIONAL GROWTH FUND

OBJECTIVE: The Fund seeks long-term growth of capital and additional diversification for U.S. investors by investing in a varied portfolio of foreign equity securities.

PRINCIPAL INVESTMENTS: The Fund will invest mostly in common and preferred stocks. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in at least 3 countries other than the United States, including (but not limited to) Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund uses the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index") as its benchmark for performance. Lyon Street believes that the EAFE Index is generally representative of the performance of the common stocks of large companies in industrialized countries traded outside of the United States taken as a whole. Stocks are included in the EAFE Index based on national and industry representation and are weighted according to their relative market values. In allocating the Fund's portfolio between different countries, Lyon Street will consider a country's Gross Domestic Product compared with that of other industrialized countries (other than the United States), as well as a country's weighting in the EAFE Index, and will from time to time shift the allocation of the Fund's assets from countries that it considers overvalued to countries that it considers undervalued. The Fund may also invest in ADRs and enter into currency and other futures contracts and related options for hedging purposes.

                                   BOND FUNDS

The Trust currently offers the three Bond Funds described below.

OBJECTIVES AND MATURITIES: The INCOME FUND seeks a high level of current income by investing in a broad range of investment quality debt securities and will maintain a dollar-weighted average portfolio maturity between seven and twenty years. The INTERMEDIATE BOND FUND seeks current income by investing primarily in a broad range of investment quality debt securities and will maintain a dollar-weighted average portfolio maturity between three and ten years. The SHORT TERM BOND FUND seeks current income by investing primarily in a limited range of investment quality fixed income securities and will maintain a dollar-weighted average portfolio maturity between one and three years. Each Bond Fund seeks preservation of capital as a secondary goal.

PRINCIPAL INVESTMENTS: Under ordinary circumstances, each Bond Fund intends to invest at least 65% of its total assets in debt securities. In addition, the Income Fund intends to invest at least 65% of its total assets in a combination of (i) corporate debt obligations that are rated in one of the three highest rating categories by a NRSRO (for example, A or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, will be deemed to be of comparable quality by Lyon Street, or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Debt securities, other than securities known as zero coupon bonds, pay interest at set times, at either a fixed (set) rate or a variable (changing) rate. Debt securities purchased by the Bond Funds may include corporate debt obligations, U.S. Government securities, stripped securities, variable and floating rate securities, mortgage-backed securities, custodial receipts for Treasury certificates, zero-coupon bonds, asset-backed securities, equipment trust certificates and certain so-called "derivative securities." Each Bond Fund may also invest a portion of its assets in bonds convertible into common stock.

Debt securities purchased by the Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.

When a Bond Fund purchases debt securities, Lyon Street will consider the NRSRO ratings assigned to such securities. In making its investment decisions, Lyon Street will also consider many other factors, including, without limitation, current yield, preservation of capital, potential for realizing capital appreciation, maturity and yield to maturity. Each Bond Fund will adjust its investments in particular securities or in types of securities in response to Lyon Street's appraisal of changing economic conditions and trends. A Bond Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what Lyon Street believes to be short-term differentials in market values or yield disparities. Subsequent to its purchase by a Bond Fund, a security rated in one of the top four rating categories may cease to be rated or its rating may be reduced below the minimum rating required for purchase by such Fund. Lyon Street will consider such an event in determining whether the Bond Fund should continue to hold the security.

                              MUNICIPAL BOND FUNDS

The Trust currently offers the four Municipal Bond Funds described below.

OBJECTIVES AND MATURITIES: The TAX-FREE INCOME FUND seeks to provide as high a level of interest income exempt from Federal income tax as is consistent with prudent investing, while preserving capital, and will maintain a dollar-weighted average portfolio maturity between ten and twenty-five years. The INTERMEDIATE TAX-FREE FUND seeks current income exempt from Federal income tax, while preserving capital, and will maintain a dollar-weighted average portfolio maturity between three and ten years. The MICHIGAN MUNICIPAL BOND FUND seeks current income exempt from Federal income and State of Michigan personal income taxes, while preserving capital, and will maintain a dollar-weighted average portfolio maturity between three and five years. No obligation held by such Fund will have a remaining maturity of more than ten years. The LIMITED TERM TAX-FREE FUND seeks current income exempt from Federal income tax, while preserving capital, and will maintain a dollar-weighted average portfolio maturity between one and three years. No obligation held by such Fund will have a remaining maturity of more than ten years.

PRINCIPAL INVESTMENTS: Each Municipal Bond Fund intends to invest at least 80% of its net assets in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by a Municipal Bond Fund without the approval of its shareholders. In calculating the 80% limitation, for all Municipal Bond Funds other than Michigan Municipal Bond Fund, a security whose interest is treated as a specific tax preference item under the Federal alternative minimum tax is considered taxable. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from Federal income taxes. Under ordinary circumstances, at least 65% of the Michigan Municipal Bond Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations. The Michigan Municipal Bond Fund may invest up to 100% of its total assets for temporary defensive purposes in municipal bonds the income on which is exempt from Federal income tax but not exempt from Michigan personal income taxes.

The Municipal Bond Funds will principally invest in municipal bonds which are issued by state or local governments typically for general funding purposes or to finance specific projects. General obligation securities are backed by the full faith, credit and taxing power of the municipality. Revenue securities are backed only by the revenues from a particular facility or facilities or other specific revenue sources. Private activity bonds, which are revenue securities issued by industrial development authorities, are issued to finance privately owned facilities and are backed by private entities. The credit quality of private activity bonds is usually related to the creditworthiness of the private entity using the facility involved. Moral obligation securities, which are typically issued by special purpose public authorities, are backed by a reserve fund which the issuer may draw on if it is unable to pay its debt service obligations, but the issuer and the state or municipality which created the issuer have no legal obligation to restore the reserve fund.

The amount of information regarding the financial condition of issuers of municipal obligations may be less extensive than the information for public corporations, and the secondary market for municipal obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Bond Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. In addition, municipal obligations purchased by the Municipal Bond Funds include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions and corporations. Adverse changes in the credit quality of these institutions could cause loss to a Municipal Bond Fund and affect its share price.

Municipal obligations purchased by the Municipal Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.

When a Municipal Bond Fund purchases municipal obligations, Lyon Street will consider the NRSRO ratings assigned to such securities. In making its investment decisions, Lyon Street will also consider many other factors, including, without limitation, current yield, preservation of capital, potential for realizing capital appreciation, maturity and yield to maturity. Each Municipal Bond Fund will adjust its investments in particular securities or in types of securities in response to Lyon Street's appraisal of changing economic conditions and trends. A Municipal Bond Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what Lyon Street believes to be short-term differentials in market values or yield disparities. Subsequent to its purchase by a Municipal Bond Fund, a security rated in one of the top four rating categories may cease to be rated or its rating may be reduced below the minimum rating required for purchase by such Fund. Lyon Street will consider such an event in determining whether the Municipal Bond Fund should continue to hold the security.

                               MONEY MARKET FUNDS

The Trust currently offers the three Money Market Funds described below. Money market funds typically seek to maintain a stable net asset value of $1.00 per share, although there is no guarantee that their net asset value will not vary. The Money Market Funds, in general, will only purchase U.S. dollar-denominated "Eligible Securities" (as defined by the Commission), which are generally securities that either (i) have short-term debt ratings when purchased in the two highest rating categories by at least two NRSROs, or (ii) are unrated, but are deemed by Lyon Street to be of comparable quality pursuant to guidelines approved by the Board of Trustees. The dollar-weighted average maturity of each Money Market Fund's portfolio will not exceed 90 days and with certain exceptions, the Money Market Funds will not purchase any securities which mature in more than 397 days from the date of purchase. All securities purchased by the Money Market Funds will be determined by Lyon Street, under guidelines established by the Board of Trustees, to present minimal credit risks.

                               MONEY MARKET FUND

OBJECTIVE: The Fund seeks current income from short-term securities while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENTS: The Fund invests in a broad range of government, bank and commercial obligations. These instruments primarily include obligations of banks having total assets in excess of $1 billion at the time of purchase and commercial paper that matures in 13 months or less. The Fund may also invest in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                          GOVERNMENT MONEY MARKET FUND

OBJECTIVE: The Fund seeks current income from short-term U.S. Government securities while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENTS: The Fund will invest exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest in such securities.

                      MICHIGAN MUNICIPAL MONEY MARKET FUND

OBJECTIVE: The Fund seeks current income exempt from Federal and State of Michigan personal income taxes from short-term securities, while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENTS: At least 80% of the Fund's net assets will be invested in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by the Fund without the approval of its shareholders. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from Federal income taxes. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations. From time to time on a temporary defensive basis due to market conditions, the Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund and the Government Money Market Fund (except guaranteed investment contracts and custodial receipts), in such proportions as, in the opinion of Lyon Street, prevailing market or economic conditions warrant. Taxable obligations acquired by the Fund will not exceed 20% of the Fund's net assets at the time of purchase under normal market conditions.

  ----------------------------------------------------------------------------
                    WHAT INSTRUMENTS DO THE FUNDS INVEST IN?

The Funds may also invest in the securities and use the investment techniques described below, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest in such securities. Each of these securities and techniques is described in more detail under "Investment Policies" in the SAI.

Each Fund may purchase U.S. GOVERNMENT OBLIGATIONS, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Bond and Money Market Funds may also purchase "STRIPPED" U.S. TREASURY OBLIGATIONS offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Bond and Money Market Funds may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Each Fund may enter into REPURCHASE AGREEMENTS. Under a repurchase agreement, a Fund agrees to purchase securities from a seller and the seller agrees to repurchase the securities at a later time, typically within seven days, at a set price. During the term of the agreement, the seller is required to set aside collateral equal to the price it has to pay to repurchase the securities. This is intended to ensure that the Fund will receive the purchase price at the time it is due, but if the seller defaults or declares bankruptcy, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligation. The Funds will not enter into repurchase agreements with Lyon Street or its affiliates. Repurchase Agreements are considered to be loans under the 1940 Act.

Each Fund may also borrow money for temporary or emergency purposes by entering into REVERSE REPURCHASE AGREEMENTS. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back at an agreed upon time and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse Repurchase Agreements are considered to be borrowings under the 1940 Act.

Each Fund may LEND SECURITIES to broker-dealers and other financially sound institutional investors who will pay the Fund for the use of the securities. The borrower must set aside cash or liquid assets equal to the value of the securities borrowed at all times during the term of the loan. Loans will not exceed one-third of the value of a Fund's total assets. Risks involved in such transactions include possible delay in recovering the loaned securities and possible loss of the securities or the collateral if the borrower becomes insolvent or declares bankruptcy.

Each Fund may invest in MONEY MARKET INSTRUMENTS, which are high-quality, short-term instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When Lyon Street determines that market conditions are appropriate, each of the Equity, Bond and Municipal Bond Funds may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments. Each of the Bond and Municipal Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by Lyon Street for temporary defensive purposes. If a Fund is investing defensively, it will not be pursuing its investment objective.

COMMERCIAL PAPER issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("SECTION 4(2) PAPER"). Section 4(2) Paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if Lyon Street has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Each Fund may buy shares of registered MONEY MARKET INVESTMENT COMPANIES. The Funds will bear a portion of the expenses of any investment company whose shares they purchase, including operating costs and investment advisory, distribution and administration fees. These expenses would be in addition to the Fund's own expenses.

Each Fund may agree to purchase securities on a "WHEN ISSUED" basis and may purchase or sell securities on a "FORWARD COMMITMENT" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment or delivery taking place at a future date, sometimes a month or more after the date of the agreement. The value of the securities may change between the time the price is set and the time the price is paid. The Funds do not intend to purchase securities for future delivery for speculative purposes.

Each Equity, Bond and Municipal Bond Fund may buy OPTIONS giving it the right to require a buyer to buy securities held by the Fund (put options) or buy options giving it the right to require a seller to sell securities to the Fund (call options) during a set time period at a set price. Each such Fund may also sell (write) options giving a buyer the right to require the Fund to buy securities from the buyer (put options) and options giving a buyer the right to require the Fund to sell securities to the buyer (call options). These options will relate to stock or bond indices, individual securities and, with respect to the International Growth Fund, foreign currencies. These options will be used only for hedging purposes; that is, to try to reduce potential losses to the Fund due to currency or market value fluctuations or other factors. Buying and selling options is a specialized investment technique which entails greater than ordinary investment risk. A Fund will not purchase put or call options where the aggregate premiums on outstanding options exceed 5% of the Fund's net assets and will not write options on more than 25% of the value of its net assets.

The Equity, Bond and Municipal Bond Funds may also purchase FUTURES CONTRACTS, which are contracts in which a Fund agrees, at maturity, to take or make delivery of certain securities, other financial instruments, the cash value of a specified index or, in the case of the International Growth Fund, a stated quantity of foreign currency. The Equity, Bond and Municipal Bond Funds may also purchase and sell put and call options on futures contracts traded on an exchange or board of trade. Futures may be used for hedging purposes or to provide liquid assets. A Fund will not enter into a futures contract unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions plus premiums paid for related options is less than 5% of the Fund's net assets.

The Municipal Bond Funds and Michigan Municipal Money Market Fund may also enter into STAND-BY COMMITMENTS under which a dealer agrees when requested by the Fund to purchase a municipal obligation from the Fund at a set price. Stand-by Commitments will be used to provide portfolio liquidity and the Funds do not intend to use them for trading purposes. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

The Bond, Municipal Bond and Money Market Funds may purchase rated and unrated VARIABLE AND FLOATING RATE INSTRUMENTS. These instruments may include variable amount master demand notes that permit the amount of indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Such notes are direct lending arrangements between the Fund and a borrower and, therefore, the notes generally are not traded and there is no market in which to sell them to third parties. A Fund could suffer a loss if, for example, the borrower defaults on the note. This type of note will be subject to a Fund's limitations on illiquid investments if the Fund cannot demand payment of the principal amount of the note within seven days. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Each Money Market Fund may purchase variable and floating rate instruments which may have a stated maturity in excess of 13 months but will, in any event, permit a Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (except for certain instruments issued or guaranteed by the U.S. Government or an agency or instrumentality thereof).

Each Bond Fund and the Money Market Fund may invest in MORTGAGE-RELATED SECURITIES issued by the U.S. Government, its agencies or instrumentalities or issued by private companies. Each such Fund may also purchase ASSET-BACKED SECURITIES, which are securities backed by installment contracts, credit card receivables or other assets. The average life of mortgage-related and asset-backed securities varies with the maturities of the underlying instruments, and may be less than the original maturity of the assets underlying the securities as a result of prepayments. In periods of falling interest rates, the rate of prepayments tends to increase. During these periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates on the prepaid obligations.

The Equity Funds may purchase AMERICAN DEPOSITORY RECEIPTS, which are receipts, usually issued by a U.S. bank or trust company, which represent ownership of underlying foreign securities held on deposit. Many of the risks associated with foreign securities may also apply to ADRs. The Equity Funds may also purchase WARRANTS, which are rights to purchase securities at a specific price over a specific period of time.

The International Growth Fund may try to offset the impact of changes in currency exchange rates by entering into CURRENCY HEDGES such as forward currency exchange contracts and currency swaps. A forward currency exchange contract is an obligation of the Fund to purchase or sell a specific currency or currencies at a future date at a set price. Such contracts may decrease the loss to the Fund due to a drop in the value of a foreign currency, but they also limit gains if the value of the foreign currency increases. The Fund may engage in cross-hedging by using forward contracts in one foreign currency to hedge against fluctuations in the value of securities denominated in a different currency if Lyon Street believes there is a pattern of correlation between the two currencies. The Fund may also enter into forward currency exchange contracts relating to a "basket" consisting of specified amounts of more than one currency. This particular type of contract will be used to hedge against fluctuations in more than one currency through the purchase of a single forward currency exchange contract. It is possible that the composition of the "basket" will not match exactly the Fund's exposure to each of the currencies in the basket. In a currency swap, the International Growth Fund will exchange with another party the right to make or receive payments in certain foreign currencies.

Each Bond Fund and the Money Market Fund may acquire GUARANTEED INVESTMENT CONTRACTS ("GICs"). Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. An active secondary market for GICs does not exist. Therefore, GICs are considered to be illiquid investments and will be purchased only if after the purchase 10% or less of the Fund's net assets would be invested in illiquid securities.

LOAN PARTICIPATION NOTES, which represent participation in a loan by a commercial bank to a corporation, may be purchased by the Money Market Fund. The notes must have a remaining maturity of one year or less and the bank issuing the notes must have assets of at least $1 billion. The Fund bears the risks that the corporate borrower or lending bank will become insolvent. The secondary market for loan participations is very limited and loan participations are considered illiquid.

The Funds also have in place certain fundamental investment limitations that cannot be changed for a Fund without the approval of a "majority" (as defined in the SAI) of that Fund's outstanding shares. Some of these limitations are summarized below. A complete list of the fundamental investment limitations for the Funds is contained in the SAI.

1. With respect to 75% of each Fund's total assets, a Fund cannot invest more than 5% of its total assets in any one issuer (other than the U.S. Government, its agencies and instrumentalities). In addition, a Fund cannot invest more than 25% of its total assets in a single industry. These restrictions require the Funds to be more diversified in order to lower the risk to a Fund of an economic setback for any one issuer or in any one industry.

2. Each Fund may only borrow money for temporary or emergency purposes, and such borrowing is limited to an amount not greater than one-third of the Fund's net assets, provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings will be repaid before additional investments are made. The limits on the amount each Fund can borrow prevent the Funds from significantly leveraging their assets.

3. Each Money Market Fund may not invest more than 10% of its net assets in illiquid securities, and each of the other Funds may not invest more than 15% of their respective net assets in illiquid securities. Typically, there is no ready market for such securities, which inhibits a Fund's ability to sell the securities.

As a matter of non-fundamental policy, in order to comply with Commission regulations relating to money market funds, the Money Market Fund and the Government Money Market Fund will limit their investments in securities of any one issuer (other than U.S. Government securities and repurchase agreements collateralized by the same) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of their total assets, which may be invested in securities of a single issuer for a period of up to three business days. The Money Market Funds are also permitted to invest in excess of 25% of their respective total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulations as U.S. banks.

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                 WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

                                    GENERAL

By itself, no Fund constitutes a balanced investment program. There is no guarantee that any Fund will achieve its investment objective since there is uncertainty in every investment. When you sell your shares in the Funds, they may be worth more or less than the amount you paid.

                                  EQUITY FUNDS

Investing in the Equity Funds may be less risky than investing in individual stocks due to the diversification of investing in a portfolio containing many different stocks; however, such diversification does not eliminate all risks. Because the Equity Funds invest mostly in stocks, rises and falls in the stock market in general, as well as the particular stocks held by the Equity Funds, can affect a Fund's performance. The net asset value of the Equity Funds will change daily and you might not recoup the amount you invest. The Equity Funds are not meant to provide a vehicle for playing short-term swings in the stock market. Consistent with a long-term investment approach, investors in the Equity Funds should be prepared and able to maintain their investments during periods of adverse market conditions.

SMALL COMPANY GROWTH FUND

Lyon Street believes that smaller companies can provide greater growth potential and potentially higher returns than larger, older firms. Investing in smaller companies, however, is riskier than investing in larger companies. The stock of smaller companies may trade infrequently and in lower volume, making it more difficult for the Fund to sell the stocks of smaller companies when it chooses. Smaller companies may have limited product lines, markets, financial resources and distribution channels, which makes them more sensitive to changing economic conditions. Stocks of smaller companies historically have had larger fluctuations in price than stocks of larger companies included in the S&P 500.

INTERNATIONAL GROWTH FUND

Investing in the International Growth Fund, with its internationally varied portfolio, may involve more risk than investing in a U.S. equity fund for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies; (4) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the U.S.; (5) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (6) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability or diplomatic developments; (7) fluctuations in foreign exchange rates will affect the value of the Fund's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (8) possible imposition of dividend or interest withholding by a foreign country. The Fund may at times invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country will cause the Fund's performance to be particularly vulnerable to the political and economic climate of that country.

                         BOND AND MUNICIPAL BOND FUNDS

The value of the shares of each Bond and Municipal Bond Fund, like the value of most securities, will rise and fall in response to changes in economic conditions, interest rates and the market's perception of the underlying securities held by such Funds. Investing in the Bond and Municipal Bond Funds may be less risky than investing in individual debt instruments due to the diversification of investing in a portfolio containing many different debt instruments; however, such diversification does not eliminate all risks. The Funds invest mostly in corporate or municipal debt instruments, which have values that typically rise when interest rates fall and fall when interest rates rise. Bonds with shorter maturities (time period until repayment) tend to be less affected by interest rate changes, but generally offer lower yields than bonds with longer maturities. Current yield levels should not be considered representative of yields for any future time. Securities with variable interest rates and derivative securities may exhibit greater price variations than ordinary securities.

                               MONEY MARKET FUNDS

Although each Money Market Fund seeks to maintain a stable net asset value per share of $1.00, there is no assurance that they will be able to do so. The Money Market Funds invest mostly in short-term debt instruments, which have values that typically rise when interest rates fall and fall when interest rates rise. The Funds buy bonds with shorter maturities, which tend to be less affected by interest rate changes, but generally offer lower yields than bonds with longer maturities. Current yield levels should not be considered representative of yields for any future time.

     MICHIGAN MUNICIPAL BOND FUND AND MICHIGAN MUNICIPAL MONEY MARKET FUND

The Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund are concentrated in securities issued by the State of Michigan and entities within the State of Michigan and, therefore, an investment in these Funds may be riskier than an investment in other types of funds. The performance of such Funds is closely tied to conditions within the State of Michigan. The economy of Michigan is principally dependent on three sectors -- manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Michigan encountered financial difficulties during the 1980s, largely as a result of cyclical conditions in the automotive industry. Michigan recovered from the downturn in the early 1990s. Structural changes in Michigan's economy and in the automotive industry have given the Michigan economy greater financial stability. Michigan's economy currently is in good condition, and a Budget Stabilization Fund that exceeded $1.1 billion at September 30, 1997 should help Michigan weather an economic downturn.

The market value and the marketability of bonds issued by local units of government in Michigan may be affected adversely by the same factors that affect Michigan's economy in general. The ability of Michigan and its local units of government to pay the principal of and interest on their bonds may also be affected by such factors and by certain constitutional, statutory and charter limitations.

Municipal securities purchased by the Michigan Municipal Money Market Fund include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions and corporations. Changes in the credit quality of these institutions could cause loss to the Michigan Municipal Money Market Fund.

For additional information on the specific risks associated with the Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund, see Appendix B to the SAI.

                                YEAR 2000 RISKS

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Lyon Street and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Lyon Street is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

                                  PERFORMANCE

  ----------------------------------------------------------------------------
                   HOW IS THE FUNDS' PERFORMANCE CALCULATED?

There are various ways in which the Funds may calculate and report their performance. Performance is calculated separately for Investment Shares and Institutional Shares.

One method is to show a Fund's total return. CUMULATIVE TOTAL RETURN is the percentage change in the value of an amount invested in a Fund over a stated period of time and takes into account reinvested dividends. Although cumulative total return most closely reflects the actual performance of a Fund, a shareholder who opts to receive dividends in cash will have a different return than the reported performance. AVERAGE ANNUAL TOTAL RETURN refers to the average annual compounded rates of return over a specified period on an investment in shares of a Fund determined by comparing the initial amount invested to the ending redeemable value of such amount, taking into account reinvested dividends.

Each BOND FUND and MUNICIPAL BOND FUND may also publish its CURRENT YIELD, which is the net investment income generated by a share of the Fund during a 30-day period divided by the maximum offering price on the 30th day.

Each MONEY MARKET FUND may advertise "yield" and "effective yield." The "yield" advertised by the Money Market Funds refers to the income generated by a class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated by the shares during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

In addition, each MUNICIPAL BOND FUND and the MICHIGAN MUNICIPAL MONEY MARKET FUND may advertise "tax equivalent yield." Tax equivalent yield is, in general, the yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield.

All yield figures are based on historical earnings and are not intended to indicate future performance. You should be aware that (i) past performance does not indicate how a Fund will perform in the future and (ii) each Fund's return and, in the case of the Equity, Bond and Municipal Bond Funds, net asset value will fluctuate, so you cannot necessarily use a Fund's performance data to compare it to investments in certificates of deposit, savings accounts or other investments that provide a fixed or guaranteed yield. Investment Shares generally have higher fees and expenses than Institutional Shares, so the total return and yield of Investment Shares will be generally lower than that of Institutional Shares.

Each Fund may compare its performance to that of other mutual funds, such as the performance of similar funds prepared by Lipper Analytical Services, Inc. or information reported in national financial publications (such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times) or in local or regional publications. Each Equity Fund may also compare its total return to indices such as the S&P 500, the Russell 2000 Index and the EAFE Index. Each of the Bond and Municipal Bond Funds may also compare its total return to indices such as the S&P 500, Merrill Lynch Bond indices and Lehman Brothers Bond indices. These indices show the value of selected portfolios of securities (assuming reinvestment of dividends and interest payments) which are not managed by a portfolio manager. The Funds may also report how they are performing in comparison to the Consumer Price Index, an indication of inflation reported by the U.S. Government.

  ----------------------------------------------------------------------------
                      WHERE CAN I OBTAIN PERFORMANCE DATA?

The Wall Street Journal and certain local newspapers report information on the performance of mutual funds. In addition, performance information is contained in the Funds' annual report dated December 31 of each year (the Trust's fiscal year end) and semi-annual report dated June 30 of each year, which will automatically be mailed to shareholders. To obtain copies of financial reports or performance information, call 1-800-633-KENT (5368).

                              EXPENSE INFORMATION

  ----------------------------------------------------------------------------
                         WHAT ARE THE FUNDS' EXPENSES?

A pro rata portion of certain expenses of the Trust are allocated to each Fund and to each class of shares and will be reflected in the value of your shares. Such expenses are not paid directly by shareholders.

TRUST EXPENSES. Expenses charged at the Trust level include fees paid to Trustees, legal counsel and auditors and administration fees. BISYS is entitled to receive, for its administration services, an annual fee equal to 0.185% of the aggregate net assets of the Trust up to $5 billion; 0.165% of the Trust's aggregate net assets between $5 and $7.5 billion; and 0.135% of the Trust's aggregate net assets over $7.5 billion; provided, however, that such annual fee shall be subject to an annual minimum of $45,000 per fund that is applicable to certain funds of the Trust.

FUND EXPENSES. Most expenses will be charged at the Fund level, including investment advisory fees, Securities and Exchange Commission registration fees, transfer agency fees, custody fees, brokerage commissions, interest charges and taxes. Old Kent, the Trust's former investment adviser, received from each Fund during the fiscal year ended December 31, 1997, an annual advisory fee at the following rates, calculated daily and paid monthly, based on each Fund's average daily net assets: Growth and Income Fund, 0.70%; Index Equity Fund, 0.27%; Small Company Growth Fund, 0.70%; International Growth Fund, 0.75%; Income Fund, 0.60%; Intermediate Bond Fund, 0.55%; Short Term Bond Fund, 0.50%; Tax-Free Income Fund, 0.55%; Intermediate Tax-Free Fund, 0.50%; Michigan Municipal Bond Fund, 0.45%; Limited Term Tax-Free Fund, 0.45%; Money Market Fund, 0.40%; Government Money Market Fund, 0.20%; and Michigan Municipal Money Market Fund, 0.40%. Lyon Street, the Trust's current investment adviser, is entitled to receive the advisory fee amounts set forth above pursuant to its contract with the Trust, except that, with respect to the Index Equity Fund and Government Money Market Fund, Lyon Street is entitled to receive an annual fee at the following rates, calculated daily and paid monthly, based on each Fund's average daily net assets: Index Equity Fund, 0.30%; and Government Money Market Fund, 0.40%. The advisory fee payable by the International Growth Fund is higher than most mutual funds, but comparable to other global and international funds. Lyon Street may rebate advisory fees to certain institutional customers in accordance with Federal and state law.

CLASS EXPENSES. Expenses allocated at the class level include printing and mailing expenses and expenses payable under the Trust's Distribution Plan. The Distribution Plan provides that each Fund may spend, in one year, up to 0.25% of the average daily net assets of the Fund's Investment Shares to finance sales activities of the Investment Shares, including marketing and advertising shares, maintaining account records, issuing confirmation statements and providing sub-accounting. Banks, broker-dealers and other organizations may also receive payments for providing support and/or distribution services to the Funds' shareholders who are their customers. Federal banking law currently limits the securities activities of banks. If a bank was not allowed to provide support and/or distribution services, the Funds would find another organization to provide such services and no shareholder should suffer any financial loss. The Funds do not reimburse the Distributor for any distribution expenses in excess of the payments received by the Distributor under the Distribution Plan or for its overhead expenses. None of the Money Market Funds currently charges any fees under the Distribution Plan.

                              PURCHASES OF SHARES

  ----------------------------------------------------------------------------
                      WHO MAY WANT TO INVEST IN THE FUNDS?

Investment Shares may be purchased by individual investors and Institutional Shares may be purchased only by financial and other institutions for the benefit of fiduciary, agency or custodial accounts.

The EQUITY FUNDS are designed for investors who desire potentially high capital appreciation with moderate to low income and who can accept short-term fluctuations in the market in exchange for potentially greater returns over the long term. Investors who have a short time horizon for their investments may wish to invest in other portfolios of the Trust which are designed for short-term investors.

The BOND FUNDS are designed for investors who seek current income but desire potentially higher returns than more conservative fixed rate investments or money market funds. The MUNICIPAL BOND FUNDS are designed for investors who seek tax-exempt current income but desire potentially higher returns than more conservative fixed rate investments or money market funds. When you choose among the Bond Funds or the Municipal Bond Funds, you should consider both the expected yield of the Funds and potential changes in each Fund's share price. The yield and potential price changes of such Funds' shares depend on the quality and maturity of the obligations in their portfolios, as well as on other market conditions.

The MONEY MARKET FUNDS, are designed for investors who primarily seek to preserve their capital. The instruments in which the Money Market Funds invest may not earn as high a level of current income as longer term or lower quality securities, which generally have less liquidity, greater market risk and more price fluctuation. Investors who desire higher returns and can risk a potential loss of capital may wish to invest in the other portfolios of the Trust, which have fluctuating net asset values and typically higher returns than the Money Market Funds.

Shares of the MUNICIPAL BOND FUNDS and the MICHIGAN MUNICIPAL MONEY MARKET FUND would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans which are unable to benefit from such Funds' tax-exempt dividends. In addition, the Municipal Bond Funds and the Michigan Municipal Money Market Fund may not be appropriate investments for entities which are substantial users of the facilities financed by industrial development bonds or related persons thereof. Such investors may wish to consider instead an investment in one of the other Funds.

  ----------------------------------------------------------------------------
                          WHEN CAN I PURCHASE SHARES?

Shares can be purchased on any day that both the NYSE and Bankers Trust Company, the Funds' custodian (the "Custodian"), are open for business. Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

  ----------------------------------------------------------------------------
                    WHAT IS THE MINIMUM REQUIRED INVESTMENT?

An investor must initially invest at least $1,000 ($100 for IRAs) in Investment Shares and at least $100,000 in Institutional Shares. Subsequent investments may be made in any amount. The investment minimums may be waived for purchases by employees of Lyon Street and Old Kent, participants in tax-sheltered plans and certain qualified retirement accounts.

  ----------------------------------------------------------------------------
                           HOW CAN I PURCHASE SHARES?

                               INVESTMENT SHARES

For your convenience, the Funds offer a wide variety of methods to purchase Investment Shares.

- THROUGH A BROKER. Any broker authorized by the Distributor can sell you Investment Shares of the Funds. Please note that such brokers may charge you fees for their services.

- BY MAIL. You may open an account by mailing a completed application and a check (payable to the applicable Fund) to: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201.

- BY TELEPHONE. You may call 1-800-633-KENT (5368) to open an account and electronically transfer money to the account, followed by a completed application.

- BY CHECK. Subsequent purchases of Investment Shares can be made by mailing a check to the address listed above.

- BY FEDERAL FUNDS WIRE. Subsequent purchases of Investment Shares can be made via a federal funds wire. You should call 1-800-633-KENT (5368) for complete wire instructions. You should be aware that banks may charge fees for sending wires. The Distributor has the right to charge fees for receiving wires, although it does not currently do so.

- THROUGH AN AUTOMATED CLEARING HOUSE. Subsequent purchases of Investment Shares can be made via Automated Clearing House. Call 1-800-633-KENT (5368) to request the forms necessary to establish Automated Clearing House purchases.

- THROUGH AN AUTOMATIC INVESTMENT PLAN.

     1. Call 1-800-633-KENT (5368) to establish an Automatic Investment Plan.
     2. Invest at least $1,000 in an Investment Share account.
     3. On the fifth day of each month, your checking account will be debited (minimum of $50) and Investment Shares will be purchased and held in your account.

   To change the amount invested each month in Investment Shares, or to stop the Automatic Investment Plan, call 1-800-633-KENT (5368), or write to: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201 at least five days before a scheduled investment.

- THROUGH DIRECT DEPOSIT. You may authorize direct deposit of your payroll, Social Security or Supplemental Security Income checks. Call 1-800-633-KENT
  (5368) to receive the necessary form.

- THROUGH A TAX-SHELTERED PLAN. Investment Shares of certain Funds may be purchased through IRAs and Rollover IRAs, which are available through the Trust. For details and application forms, call 1-800-633-KENT (5368) or write to: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201.

                              INSTITUTIONAL SHARES

You can purchase Institutional Shares by taking the following steps:

1. To open an account, call 1-800-633-KENT (5368) to obtain an account or wire identification number and to place a purchase order.

2. Wire federal funds no later than the day after the purchase order is placed.

You should note that (i) a purchase of Institutional Shares will not be completed until the Trust receives the purchase proceeds and (ii) banks may charge for wiring federal funds to the Trust. You may obtain information on how to wire funds from any national bank and certain state banks.

                               EXCHANGE PRIVILEGE

You may acquire Investment or Institutional Shares of a Fund (the "new fund") by exchanging shares of another Fund (the "old fund") for shares of the new fund. Shares of the new fund will be of the same class as the shares of the old fund. In effect, you would be redeeming (reselling to the fund) shares of the old fund and purchasing shares of the new fund. To determine the price at which shares are redeemed, see "What Price Do I Receive for Shares?" and to determine the price at which shares are purchased, see "What Price Do I Pay for Shares?" To effect an exchange:

1. Call 1-800-633-KENT (5368) or write to: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201 to place an order to exchange shares. Purchases of shares of a new fund must meet the minimum purchase requirement of that fund. All exchanges will be effected based on the relative net asset value next determined after the exchange order is received.

2. If a shareholder does not have an account with the new fund, a new account will be established with the same reinvestment options for distributions as the account for the old fund, unless the shareholder writes to the Trust to change the option.

IMPORTANT INFORMATION ABOUT EXCHANGES. IF SHARES OF A FUND ARE PURCHASED BY CHECK, SUCH SHARES CANNOT BE EXCHANGED UNTIL SUCH CHECK HAS BEEN COLLECTED. THIS COULD TAKE 10 DAYS OR MORE. THE TRUST MAY DISALLOW EXCHANGES OF SHARES IF A SHAREHOLDER HAS MADE MORE THAN FIVE EXCHANGES BETWEEN INVESTMENT PORTFOLIOS OFFERED BY THE TRUST IN A YEAR, OR MORE THAN THREE EXCHANGES IN A CALENDAR QUARTER. ALTHOUGH UNLIKELY, THE TRUST MAY REJECT ANY EXCHANGES OR CHANGE OR TERMINATE RIGHTS TO EXCHANGE SHARES. THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY IN STATES WHERE SHARES OF THE NEW FUND MAY BE SOLD.

In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each investment portfolio of the Trust in which shares are owned. Institutional Shares of a Fund may be exchanged for Investment Shares of the same Fund when the Institutional Shares are distributed to the underlying beneficial owners of trust accounts, 401(k) plans and other fiduciary or agency accounts.

Investors should note that each Fund has the right to stop offering its shares, to reject purchase orders and to suspend the exchange privilege, although such actions are unlikely. The Distributor may require additional documents prior to accepting a purchase, redemption or exchange.

  ----------------------------------------------------------------------------
                        WHAT PRICE DO I PAY FOR SHARES?

Shares are sold at the "net asset value next determined" by the Funds. This term is explained below. You should be aware that broker-dealers (other than the Funds' Distributor) may charge investors additional fees if shares are purchased through them.

NET ASSET VALUE ("NAV"). Except in certain limited circumstances, at 4:00 p.m. Eastern Time on each day the NYSE is open for trading (2:00 p.m. Eastern Time for the Money Market Fund and Government Money Market Fund and 12:00 noon Eastern Time for the Michigan Municipal Money Market Fund) each Fund determines its NAV. NAV is calculated separately for the Investment Shares and Institutional Shares of each Fund. The "net asset value next determined" is the NAV calculated at 4:00 p.m. Eastern Time (or 2:00 p.m. or 12:00 noon Eastern
Time) on the day a purchase order for shares is received, if the purchase order is received prior to or at 4:00 p.m. Eastern Time (or 2:00 p.m. or 12:00 noon Eastern Time), and is the net asset value calculated at 4:00 p.m. Eastern Time (or 2:00 p.m. or 12:00 noon Eastern Time) on the next business day, if the purchase order is received after 4:00 p.m. Eastern Time (or 2:00 p.m. or 12:00 noon Eastern Time). NAV is calculated by totaling the value of all of the assets of a Fund allocated to a particular class of shares, subtracting the Fund's liabilities and expenses allocated to that class, and dividing the result by the number of shares of that class outstanding.

EQUITY FUNDS, BOND FUNDS AND MUNICIPAL BOND FUNDS

When market quotations are readily available, the Funds' assets are valued at market value. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. All other assets are valued at fair value as determined by or under the direction of the Board of Trustees. The Funds may use pricing services to help determine the value of securities.

MONEY MARKET FUNDS

The Money Market Funds' assets are valued on the basis of amortized cost, meaning that instruments are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Material deviations in the difference between amortized cost and market value of the Money Market Funds' assets will be addressed by the Board of Trustees.

                         REDEMPTIONS (SALES) OF SHARES

  ----------------------------------------------------------------------------
                           WHEN CAN I REDEEM SHARES?

You can redeem shares on any day that both the NYSE and the Custodian are open for business. Shares will not be redeemed by a Fund unless all required documents have been received by the Trust. A Fund may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets or if the Securities and Exchange Commission orders the Fund to stop redemptions. If you intend to redeem shares worth more than $1,000,000, you should notify the Fund at least one day in advance.

  ----------------------------------------------------------------------------
                            HOW CAN I REDEEM SHARES?

                               INVESTMENT SHARES

Investment Shares may be redeemed in several ways.

- BY MAIL. You may mail your redemption notice to: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201. The redemption notice should state the amount of money or number of shares to be redeemed, and the account name and number. If a stock certificate has been issued to you, you must endorse (sign the back of) the stock certificate and return it to the Trust together with the written redemption notice.

IMPORTANT INFORMATION REGARDING STOCK CERTIFICATES AND REDEMPTION NOTICES FOR INVESTMENT SHARES. SIGNATURES ON ALL REDEMPTION NOTICES AND STOCK CERTIFICATES MUST BE

GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A U.S. COMMERCIAL BANK OR TRUST COMPANY OR OTHER ENTITY APPROVED BY THE TRUST, UNLESS THE AMOUNT REDEEMED IS LESS THAN $50,000 AND THE ACCOUNT ADDRESS HAS BEEN THE SAME FOR AT LEAST 90 DAYS. THE TRUST CAN CHANGE THE ABOVE REQUIREMENTS OR REQUIRE ADDITIONAL DOCUMENTS AT ANY TIME.

- BY TELEPHONE. You can redeem up to $50,000 worth of Investment Shares by calling 1-800-633-KENT (5368). If the amount redeemed is less than $2,500, then a check will be mailed to you and if equal to or greater than $2,500, then the proceeds will be mailed or sent by wire or electronic funds transfer to the bank listed on your account application.

- THROUGH A BROKER. Investment Shares can be redeemed through a broker. The broker should send the redemption notice and any other required documents to the Trust, which will send the proceeds to the broker or directly to you, at your option. The Trust does not charge a fee for this service, but the broker might.

- THROUGH AN AUTOMATIC WITHDRAWAL PLAN. Under the Plan, a shareholder with an account worth at least $10,000 may redeem, either monthly or quarterly, fixed dollar amounts of Investment Shares. Each payment must be at least $100 and can be no more than 1.5% per month, or 4.5% per quarter, of the value of the shareholder's Investment Shares when the Automatic Withdrawal Plan was opened. The proceeds can be mailed or sent by electronic funds transfer to the bank listed on your account application.

                                INSTITUTIONAL SHARES

You can redeem Institutional Shares by mail, by telephone or through a broker by following the procedures described for Investment Shares. Redemption proceeds will be wired in federal funds only to the commercial bank and account number listed on your account application. To change the bank account, you should call the Funds at 1-800-633-KENT (5368) and request the appropriate form.

                         GENERAL REDEMPTION INFORMATION

DURING PERIODS OF UNUSUAL MARKET ACTIVITY IT MAY BE DIFFICULT TO REACH THE TRUST BY TELEPHONE. IN SUCH CASES, SHAREHOLDERS SHOULD FOLLOW THE PROCEDURES FOR REDEEMING BY MAIL OR THROUGH A BROKER. NEITHER THE TRUST NOR ANY OF ITS SERVICE PROVIDERS WILL BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNLESS IT ACTS WITH WILLFUL MISFEASANCE, BAD FAITH OR GROSS NEGLIGENCE. IN THIS REGARD THE TRUST AND ITS TRANSFER AGENT WILL EMPLOY PROCEDURES DESIGNED TO PROVIDE REASONABLE ASSURANCE THAT INSTRUCTIONS BY TELEPHONE ARE GENUINE. SUCH PROCEDURES WILL INCLUDE THE REQUIREMENT THAT PERSONAL IDENTIFICATION BE PROVIDED BEFORE ACCEPTING A TELEPHONE REDEMPTION.

EACH FUND RESERVES THE RIGHT TO REDEEM AN ACCOUNT IF ITS VALUE FALLS BELOW $1,000 ($100 FOR IRA ACCOUNTS) FOR INVESTMENT SHARES AND $100,000 FOR INSTITUTIONAL SHARES AS A RESULT OF REDEMPTIONS (BUT NOT AS A RESULT OF A DECLINE IN NET ASSET VALUE). A SHAREHOLDER WILL BE NOTIFIED IN WRITING AND ALLOWED 60 DAYS TO INCREASE THE VALUE OF THE ACCOUNT TO THE MINIMUM INVESTMENT LEVEL.

  ----------------------------------------------------------------------------
                      WHAT PRICE DO I RECEIVE FOR SHARES?

You will receive the NAV next determined for each share you wish to redeem. See "Purchases of Shares -- What Price Do I Pay for Shares?" for an explanation of how the NAV next determined is calculated.

  ----------------------------------------------------------------------------
                     WHEN WILL I RECEIVE REDEMPTION MONEY?

Redemption proceeds are typically sent to shareholders within seven business days after a request for redemption is made. You should be sure that you submit all proper documents for redemption; otherwise, the payment of redemption proceeds may be delayed. You may call 1-800-633-KENT (5368) to be sure that you have proper documents for redemption. If you purchase shares with a check and try to redeem shares a short time later, the Fund may delay paying redemption proceeds until the check has been collected, although the amount to be paid for the shares will be calculated when the redemption notice is received. The delay could take 10 days or more.

To avoid a delay in receiving redemption proceeds, you should purchase shares through a bank wire or electronic funds transfer. Information on wires can be obtained from all national and many state banks.

                     STRUCTURE AND MANAGEMENT OF THE FUNDS

  ----------------------------------------------------------------------------
                         HOW ARE THE FUNDS STRUCTURED?

The Trust is an open-end management investment company, which is a mutual fund that sells and redeems shares every day that it is open for business. The Trust was organized on May 9, 1986 as a Massachusetts business trust. The Trust is governed by a Board of Trustees. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' Adviser, Administrator, Distributor, Transfer Agent and Custodian. Currently, the Trust has fourteen portfolios, each of which offers two classes of shares.

  ----------------------------------------------------------------------------
                      WHO MANAGES AND SERVICES THE FUNDS?

INVESTMENT ADVISER. The Funds are advised by Lyon Street, a wholly-owned subsidiary of Old Kent. Effective as of March 2, 1998, Lyon Street assumed the investment advisory responsibilities for each of the Funds from the Investment Management Group of Old Kent ("IMG"). This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. Lyon Street maintains offices at 111 Lyon Street, N.W., Grand Rapids, Michigan 49503. Old Kent is a wholly-owned subsidiary of Old Kent Financial Corporation, which is a financial services company with total assets as of December 31, 1997 of approximately $13.8 billion. Old Kent currently has the right to vote a majority of the Trust's outstanding shares on behalf of its underlying customer accounts and therefore it is considered to be a controlling person of the Trust.

Lyon Street employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. Lyon Street has several portfolio managers committed to the day-to-day management of the Funds. Joseph T. Keating, President and Chief Investment Officer at Lyon Street, is responsible for developing and implementing the Funds' investment policies. Mr. Keating has over twenty-one years of investment experience, including ten years with IMG. Allan J. Meyers, CFA, Director of Active Equity Management at Lyon Street, is co-portfolio manager for the Growth and Income Fund. Mr. Meyers has over twenty-two years of investment experience, including thirteen years with IMG. Mr. Meyers has been co-portfolio manager for the Growth and Income Fund since November 10, 1997. David C. Eder, Director of Structured Equity Management at Lyon Street, is co-portfolio manager for the Index Equity, Small Company Growth and International Growth Funds. Mr. Eder has over five years of investment experience with IMG and, prior to his current position, worked as an Analyst for IMG. He has been co-portfolio manager of the Index Equity Fund and International Growth Fund since January, 1995. He has been co-portfolio manager of the Small Company Growth Fund since August, 1996. Robert Cummisford, CFA, is co-portfolio manager for the Growth and Income, Index Equity, Small Company Growth and International Growth Funds. Mr. Cummisford has over five years of investment experience, including over one year with IMG. Prior to joining Old Kent, he was Senior Consultant with Ibbotson Associates. Mitchell L. Stapley, CFA, Director of Taxable Fixed Income Management at Lyon Street, is the portfolio manager of the Income Fund and Intermediate Bond Fund, which he has managed since their inception, and the Short Term Bond Fund, which he has managed since November 1996. He has over fourteen years of investment experience, including ten years with IMG. Michael J. Martin, CFA, Director of Tax-Free Fixed Income Management at Lyon Street, is co-portfolio manager for each of the Municipal Bond Funds and is responsible for their day-to-day management. Mr. Martin has managed the Tax-Free Income Fund and Intermediate Tax-Free Fund since November 10, 1997. He has been co-portfolio manager for the Michigan Municipal Bond Fund and Limited Term Tax-Free Fund since January 1995. Mr. Martin has over eight years of experience with IMG. Sarah M. Quirk has been co-portfolio manager for each of the Municipal Bond Funds since May 1, 1998. Prior to joining Lyon Street, she was a Retail Trader-Fixed Income Securities at Tucker Anthony, Inc.

Lyon Street selects broker-dealers to execute portfolio transactions for the Funds based on best price and execution terms. Lyon Street may consider as a factor the number of shares of the Funds sold by the broker-dealer. The broker-dealers may be affiliated with the Trust or its service providers or their affiliates, subject to any limitations imposed by applicable securities laws and regulations.

ADMINISTRATOR. BISYS provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services. BISYS Fund Services, Inc., an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

Old Kent provides certain administrative services to the Funds pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS has agreed to pay Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administrative services come out of BISYS' administration fee and are not an additional charge to the Funds.

DISTRIBUTOR. BISYS is also the distributor of the Funds' shares. BISYS may, from time to time, provide promotional incentives to certain dealers whose representatives have sold or are expected to sell significant amounts of Investment Shares. BISYS may provide written information to dealers with whom it has dealer agreements that relate to sales incentive campaigns conducted by such dealers for their representatives. In addition, BISYS may similarly provide financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

  ----------------------------------------------------------------------------
                   WHAT ARE MY RIGHTS AS A FUND SHAREHOLDER?

As a shareholder of a Fund, you have the right to vote on certain matters affecting the Fund, such as elections of Trustees and approval of advisory contracts and distribution arrangements. The Trust will not have annual shareholder meetings, but special meetings may be held at the request of investors holding 10% of the shares for the purpose of removing a Trustee. You are entitled to one vote for each share you hold and a fractional vote for each fraction of a share you hold. You will be asked to vote only on matters affecting the Trust as a whole and your particular Fund and class of shares, and not on matters only affecting other Funds or classes of shares. You should be aware that under Massachusetts law it is possible that a shareholder may be personally liable for the Trust's obligations. If a shareholder were required to pay a debt of a Fund, however, the Trust has committed to reimburse the shareholder in full from its assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  ----------------------------------------------------------------------------
               WHEN WILL I RECEIVE DISTRIBUTIONS FROM THE FUNDS?

The Funds will distribute substantially all of their net investment income and long-term capital gains to shareholders each year. Each Fund will declare and pay dividends monthly, with the exception of the International Growth Fund, which pays such dividends annually, and the Money Market Funds which declare dividends daily and pay dividends monthly. Each Fund will distribute realized long-term capital gains, if any, at least once a year.

You should be aware that each time a distribution is made from a Fund, the Fund's net asset value is reduced by the amount of the distribution. Therefore, if you buy shares just before a distribution is made, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution.

  ----------------------------------------------------------------------------
                        HOW WILL DISTRIBUTIONS BE MADE?

Dividend and capital gains distributions will be paid in additional shares of the Funds. If you wish to receive distributions in cash, notify the Fund at 1-800-633-KENT (5368) and a check will be mailed to you each time a distribution is made. Your distributions may also be sent by electronic funds transfer directly to your designated bank account. Shareholders in IRA accounts and participants in certain tax-qualified plans cannot receive distributions in cash.

  ----------------------------------------------------------------------------
         WHAT ARE THE TAX IMPLICATIONS OF MY INVESTMENTS IN THE FUNDS?

Because the Funds each intend to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), they generally will not be required to pay Federal income taxes on their income and capital gains. Dividends of investment company income by each Equity Fund, each Bond Fund, the Money Market Fund and the Government Money Market Fund will be taxable to you as ordinary income, unless you are exempt from Federal income taxes. In general, a Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Capital gains distributions will be taxed to you as long-term capital gains (regardless of how long you have held the shares). Please note that the above tax treatment applies regardless of whether you receive your distributions in cash or in additional shares. Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred. Dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the year. Any distribution that is declared in October, November or December but not actually paid until January of the following year will be taxable in the year declared.

The Municipal Bond Funds and the Michigan Municipal Money Market Fund intend to distribute monthly net tax-exempt income (such distributions are known as "exempt-interest dividends") and any investment company taxable income. Exempt-interest dividends may be treated by you as items of interest excludable from your gross income under Section 103(a) of the Code, unless under the circumstances applicable to you the exclusion would be disallowed. See the SAI under "Dividends and Taxes." Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to you are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from Federal income tax, whether they are paid in cash or reinvested in additional shares, and may also be subject to state and local taxes.

When you redeem, transfer or exchange shares of a Fund, you may have a taxable gain or loss depending on whether the price you receive for the shares is higher or lower than your tax basis in the shares. If you hold shares for six months or less, and during that time you received a capital gain dividend, any loss you realize on the sale of those shares will be treated as a long-term capital loss to the extent of the earlier distribution.

The exemption of interest on municipal bonds for Federal income tax purposes does not necessarily result in an exemption under the income, corporate or personal property tax laws of any state or city. Generally, you are afforded tax-exempt treatment at the state and local levels for distributions derived from interest on municipal securities of your state of residency. Potential investors should consult their tax advisors with reference to their own tax situations.

Dividends paid by the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund which are derived from interest attributable to tax-exempt Michigan municipal obligations will generally be exempt from Michigan state and local taxes, even though the dividends may not be exempt for Federal income tax purposes. These Funds are unable to predict in advance the portion of their dividends that will be derived from interest on Michigan municipal obligations, but will notify shareholders each year as to the interest derived from Michigan municipal obligations.

Distributions of taxable income and taxable capital gains by the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund are taxable for Michigan taxation purposes when received by you, except that distributions which are reinvested by you in shares of the Fund are exempt from the Michigan intangibles tax. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

You will receive from each Fund in which you are a shareholder shortly after the end of each year a statement of the amount and nature of distributions made to you during the year. You will also receive a confirmation statement shortly after disposing of shares showing the amount and value of the disposition.

Dividends and certain interest income from foreign securities earned by the Growth and Income Fund and International Growth Fund may be subject to foreign withholding or other taxes. In certain circumstances, the International Growth Fund may choose to treat certain foreign taxes paid by it as paid by its shareholders, in which case you may either credit such taxes against your income tax liabilities or deduct such taxes from your taxable income (if you itemize your deductions).

You should note that in certain cases (i) the Funds will be required to withhold 31% of dividends or sale proceeds otherwise due to you and (ii) in addition to Federal taxes, state and local taxes may apply to transactions in shares.

THIS SECTION CONTAINS A BRIEF SUMMARY OF THE TAX IMPLICATIONS OF OWNERSHIP OF THE FUNDS' SHARES. A LENGTHIER DESCRIPTION OF TAXES IS CONTAINED IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISER REGARDING THE IMPACT OF OWNING THE FUNDS' SHARES ON YOUR OWN PERSONAL TAX SITUATION, INCLUDING THE APPLICABILITY OF ANY STATE AND LOCAL TAXES.

                             ADDITIONAL INFORMATION

  ----------------------------------------------------------------------------
                  WHERE DO I GET ADDITIONAL INFORMATION ABOUT
                           MY ACCOUNT AND THE FUNDS?

For more information, call 1-800-633-KENT (5368) or write to the Funds at: THE KENT FUNDS, P.O. Box 182201, Columbus, Ohio 43218-2201.

EXCEPT AS OTHERWISE STATED IN THIS PROSPECTUS OR REQUIRED BY LAW, THE TRUST RESERVES THE RIGHT TO CHANGE THE TERMS OF ANY OFFER STATED IN THIS PROSPECTUS WITHOUT SHAREHOLDER APPROVAL, INCLUDING THE RIGHT TO CHARGE CERTAIN FEES FOR SERVICES PROVIDED. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE SAI, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

----------------------------------------------------------------------------







                                     [LOGO]

                                   KENT FUNDS



                               INVESTMENT ADVISER

                      LYON STREET ASSET MANAGEMENT COMPANY
                             111 LYON STREET, N.W.
                          GRAND RAPIDS, MICHIGAN 49503

















      Not FDIC Insured           No Bank Guarantee          May Lose Value


                                  DISTRIBUTOR
                              BISYS FUND SERVICES
                               3435 STELXER ROAD
                            COLUMBUS, OH 43219-3035



KKF-0390                                                             5/98





----------------------------------------------------------------------------

                                 THE KENT FUNDS

                       Supplement dated September 24, 1998
                       to the Prospectus dated May 1, 1998

On September 21, 1998, during a Special Meeting of Shareholders (the "Meeting"), the shareholders of the Kent Funds approved the redesignation of each Fund's investment objective from a fundamental policy to a non-fundamental policy. Accordingly, the following paragraph replaces the first paragraph on page 36 within the section entitled "FUND CHOICES - Which Funds are Offered?":

         The Trust currently offers fourteen Funds, each of which is described below. Each Fund's investment objective is considered "non-fundamental" and may be changed by a Fund without the approval of its shareholders. Unless expressly identified as "fundamental," the other investment policies described below, including the dollar-weighted average portfolio maturity range of each Bond and Municipal Bond Fund, are also considered "non-fundamental" and may be changed by the Trust's Board of Trustees without shareholder approval.

The shareholders also approved during the Meeting the redesignation of certain investment restrictions applicable to the Funds from fundamental to non-fundamental. Accordingly, the following paragraph replaces the third full paragraph on page 43 within the section entitled "FUND CHOICES - What Investments do the Funds Invest In?":

         The Funds also have in place various investment restrictions. Certain of these investment restrictions have been designated as "fundamental," which means that they cannot be changed for a Fund without the approval of a "majority" (as defined in the SAI) of that Fund's outstanding shares. Other investment restrictions have been designated as "non-fundamental" and may be changed by the Trust's Board of Trustees without shareholder approval. Some of these fundamental and non-fundamental restrictions are set forth below. The first two restrictions are fundamental. The third restriction is non-fundamental. A complete list of investment restrictions for the Funds is contained in the SAI.

The section entitled "STRUCTURE AND MANAGEMENT OF THE FUNDS - Who Manages and Services the Funds?" is being revised as a result of an addition to the portfolio management staff at Lyon Street Asset Management Company. The second paragraph under the heading "INVESTMENT ADVISER" on page 53 shall be amended by adding the following at the end of the paragraph:

         Brian J. Smolinski has been co-portfolio manager for the Index Equity, Small Company Growth and International Growth Funds since June, 1998. Mr. Smolinski is also responsible for developing and maintaining proprietary software that is used in researching structured equity investments. Prior to joining IMG, Mr. Smolinski worked as an Applications Business Analyst at Old Kent for nine years.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                 THE KENT FUNDS

                        Supplement dated January 5, 1999
                       to the Prospectus dated May 1, 1998
                     (as supplemented on September 24, 1998)

Proposed Plan of Reorganization

The Board of Trustees has approved a Plan of Reorganization whereby the assets and liabilities of the Limited Term Tax-Free Fund would be transferred to the Intermediate Tax-Free Fund. Proxy materials will be mailed to shareholders of the Limited Term Tax-Free Fund seeking approval of the proposed reorganization. If the reorganization is approved by the shareholders of the Limited Term Tax-Free Fund, shareholders of the Limited Term Tax-Free Fund will become shareholders of the Intermediate Tax-Free Fund upon consummation of the reorganization.

Modification of Investment Policy - Government Money Market Fund

The following paragraph replaces the paragraph entitled "PRINCIPAL INVESTMENTS" within the section entitled "What Funds are Offered? - Government Money Market Fund":

         PRINCIPAL INVESTMENTS: The Fund will invest exclusively in U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.

The following paragraph replaces the first paragraph under the section entitled "What Instruments Do the Funds Invest In?":

         The Funds may also invest in the securities and use the investment techniques described below, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities. Each of these securities and techniques is described in more detail under "Investment Policies" in the SAI.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE